                                                                   June 15, 2001

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 SCHEDULE 14C

                                (Rule 14C-101)

               INFORMATION REQUIRED IN INFORMATION STATEMENT
                           SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14(c)
                    of the Securities Exchange Act of 1934

Check the appropriate box:

[_]  Preliminary information statement

[_]  Confidential, for use of the Commission only
     (as permitted by Rule 14c-5(d)(2)).

[X]  Definitive information statement

--------------------------------------------------------------------------------
                      PPL ELECTRIC UTILITIES CORPORATION
               (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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

                                                                  [Logo of PPL]
                       PPL Electric Utilities Corporation


                    Notice of Special Meeting of Shareowners
                                 to be held on
                                 July 17, 2001

                                      and

                             Information Statement
                                  relating to
                                Plan of Division

                                    dividing

                       PPL Electric Utilities Corporation
                                      into
                      PPL Electric Utilities Corporation,
                           the surviving corporation,
                                      and
                      Ninth Street & Hamilton Corporation,
                               a new corporation,

                                   including

                     the Amended Articles of Incorporation
                                   and Bylaws
                                       of
                       PPL Electric Utilities Corporation

                                      and

                         the Articles of Incorporation
                                       of
                      Ninth Street & Hamilton Corporation

Notice of Special Meeting of Shareowners

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A
PROXY.

  A special meeting of shareowners of PPL Electric Utilities Corporation (the "Company") called by the Board of Directors will be held at the offices of the Company at Two North Ninth Street, Allentown, Pennsylvania, on Tuesday, July 17, 2001 at 10:30 a.m.

  The meeting will be held for the purpose of approving a Plan of Division which will divide the Company, a Pennsylvania corporation, into two Pennsylvania corporations, namely PPL Electric Utilities Corporation and Ninth Street & Hamilton Corporation, with PPL Electric Utilities Corporation being the surviving company, and will result in amendments to the Articles of Incorporation and Bylaws of PPL Electric Utilities Corporation. The division will not affect the number of shares of common stock or the number or the rights, preferences or terms of the shares of preferred stock of the Company outstanding prior to the division. The Plan of Division is more fully described in the Information Statement accompanying this Notice.

  Proxies are not being solicited from the Company's shareowners because a quorum exists for the meeting based upon the stock of the Company held by its parent, PPL Corporation ("PPL"). PPL owns all of the common stock of the Company and, as a result, owns 99% of the voting shares of the Company. PPL intends to vote all of these shares in favor of the Plan of Division which includes the amendments to the Company's Articles of Incorporation and Bylaws. Consequently, approval of the Plan of Division, including the amendments to the Company's Articles of Incorporation and Bylaws, is assured.

  Only shareowners of record at the close of business on Friday, June 1, 2001, will be entitled to vote at the Special Meeting or any adjournments or postponements thereof. All preferred stock shareowners are invited to attend the Special Meeting in person. If the Special Meeting is interrupted or delayed for any reason, the shareowners attending the adjourned meeting shall constitute a quorum and may act upon such business as may properly come before the Special Meeting.

                                                 By Order of the Board of
                                                  Directors.


                                                    /s/ Elizabeth Stevens Duane
                                                  Elizabeth Stevens Duane
                                                         Secretary
June 15, 2001

                               Table of Contents

                                                                            Page
                                                                            ----
Information Statement......................................................   1
Outstanding Stock and Voting Rights........................................   1
Summary....................................................................   2
  Shareowner Approval of the Plan of Division..............................   2
  No Shareowner Action is Required.........................................   2
  The Plan of Division.....................................................   2
  Federal Income Tax Consequences..........................................   3
  Effective Date of the Plan of Division...................................   3
  Amendment of the Articles of Incorporation and Bylaws of the Company.....   3
  Independent Administrator................................................   4
  Concurrent Transactions..................................................   4
  Purpose of the Plan of Division..........................................   4
  Dissenters' Rights.......................................................   5
  Financial Statements of the Company......................................   5
  Risk Factors.............................................................   5
Forward-Looking Statements.................................................   6
Risk Factors for Holders of Preferred Stock after the Division ............   7
  Increased Debt Leverage..................................................   7
Pro Forma Capitalization of PPL Electric Utilities Corporation.............   7
Pro Forma Computation of Ratio of Earnings to Fixed Charges................   8
Plan of Division...........................................................   9
  Purpose..................................................................   9
  The Division.............................................................   9
  Capital Structure and Shares.............................................   9
  Articles of Incorporation and Bylaws of PPL Electric Utilities...........   9
  Management...............................................................   9
    Directors..............................................................   9
  Effect of Division.......................................................  10
  Effective Date of the Plan of Division...................................  11
Amendment of the Articles of Incorporation and Bylaws of the Company.......  11
  Articles of Incorporation Amendments.....................................  11
  Bylaw Amendments.........................................................  12
Independent Administrator..................................................  13
Concurrent Transactions....................................................  13
Preferred Stock Shareowners' Rights to Dissent.............................  14
  Notice of Intent to Dissent..............................................  14
  Notice of Intention to Demand Payment....................................  15
  Payment of Fair Value of Shares..........................................  15
  Estimate by Dissenter of Fair Value......................................  15
  Valuation Proceedings....................................................  16
  Costs and Expenses of Valuation Proceedings..............................  16
Where You Can Find More Information........................................  17
Appendix A................................................................. A-1
Appendix B................................................................. B-1

                             Information Statement

  This Information Statement relates to a proposed division of PPL Electric Utilities Corporation, referred to herein as the Company, of which you are a preferred shareowner, into two Pennsylvania corporations. The electric transmission and distribution businesses presently conducted by the Company will be carried on by it as the surviving corporation with the same name. The Company's parent, PPL Corporation, referred to herein as "PPL", owns all of the shares of the Company's common stock, which represents 99% of the total number of voting shares outstanding. PPL has informed the Company that all of its voting shares will be present at the Special Meeting of shareowners, and as a result, a quorum will exist for the Special Meeting based on PPL's common stock ownership. ACCORDINGLY, WE ARE NOT ASKING THE PREFERRED SHAREOWNERS FOR A PROXY, AND SHAREOWNERS ARE REQUESTED NOT TO SEND US A PROXY. The Board of Directors of the Company approved unanimously a Plan of Division on May 21, 2001, pursuant to which the proposed division of the Company will be effected, including the proposed amendments to the Articles of Incorporation and Bylaws of the Company. The form of the Plan of Division is attached hereto as Appendix A.

  The preferred shareowners will not receive any shares in the new corporation resulting from the division, which will be a wholly owned subsidiary of PPL Corporation.

  The Company's principal executive offices are located at Two North Ninth Street, Allentown, Pennsylvania 18101, telephone number (610) 774-5151. This Information Statement is first being released to preferred shareowners on or about June 15, 2001.

OUTSTANDING STOCK AND VOTING RIGHTS

  The Board of Directors has established Friday, June 1, 2001, as the Record Date for shareowners entitled to vote at the Special Meeting (the "Record Date"). The transfer books of the Company will not be closed. The Company's Articles of Incorporation divide its voting stock into four classes: 4 1/2% Preferred Stock, Series Preferred Stock, Preference Stock and Common Stock. There were no shares of Preference Stock outstanding on the Record Date. Each currently outstanding share of each class of stock entitles the holder to one vote upon any business properly presented to the Special Meeting, and for purposes of voting at the Special Meeting all classes vote together as a single class. A total of 103,194,705 voting shares were outstanding on the Record Date, consisting of 102,230,382 shares of Common Stock (all owned by PPL), 247,658 shares of 4 1/2% Preferred Stock and 716,665 shares of Series Preferred Stock.

  As of May 31, 2001, the following is the only entity known by the Company to own more than five percent of any class or series of preferred stock entitled to vote at the Special Meeting:

                                Name &                   Number of      Percent of Class
                              Address of                   Shares        (all Preferred
Title                      Beneficial Owner          Beneficially Owned      Stock)
-----             ---------------------------------- ------------------ ----------------
6.75% Series      Wellington Management Company, LLP     85,000(a)            8.72%
 Preferred Stock  75 State Street
                  Boston, MA 02109

-------
(a) Number of shares beneficially owned includes shares for which Wellington Management Company, LLP exercises investment and/or voting power, but which are held by one of its wholly owned subsidiaries and/or invesment advisory clients.

  The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the preferred stock.

  Although proxies are not being solicited, shareowners may attend the Special Meeting and vote in person. If you plan to attend the Special Meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in "street-name," only your broker or your bank or other nominee can vote your shares. PPL intends to vote all of its shares of the Company's common stock, or 99% of the total number of voting shares of the Company, in favor of the Plan of Division dividing the Company into two Pennsylvania corporations, PPL Electric Utilities Corporation, the surviving corporation under the Plan of Division, and Ninth Street & Hamilton Corporation, a new corporation, and resulting in amendments to the Articles of Incorporation and the Bylaws of the Company. Consequently, approval of the Plan of Division, including the amendments to the Articles of Incorporation and the Bylaws of the Company, is assured.

SUMMARY

  This summary is qualified by the more detailed information set forth elsewhere in this Information Statement, which should be read in its entirety.

Shareowner Approval of the Plan of Division

  The Plan of Division, including the amendments to the Articles of Incorporation and the Bylaws of the Company, will be approved upon receiving the affirmative vote of the majority of the votes cast at the Special Meeting by all shareowners entitled to vote at the meeting. Thus, the affirmative vote of PPL, as the holder of all of the shares of common stock of the Company, representing 99% of the total number of voting shares of the Company, will assure approval of the Plan of Division, including the amendments to the Articles of Incorporation and the Bylaws of the Company, at the Special Meeting. The form of the Plan of Division is attached hereto as Appendix A.

No Shareowner Action is Required

  Shareowners will not be required to take any action as a consequence of the adoption and effectiveness of the Plan of Division, including the amendments to the Articles of Incorporation and the Bylaws of the Company. Following the division, you will own the same number of shares of preferred stock of PPL Electric Utilities Corporation, the surviving corporation of the division, as you owned prior to the division. You will not own any shares of Ninth Street & Hamilton Corporation, which will be a wholly owned subsidiary of PPL.

The Plan of Division

  On the date it is effective, the Plan of Division will divide the Company into two separate Pennsylvania corporations. One will be PPL Electric Utilities Corporation, referred to here as "PPL Electric Utilities". It will be the surviving corporation in the division. The outstanding shares of the common stock and the 4 1/2% Preferred Stock and the Series Preferred Stock will remain outstanding shares of PPL Electric Utilities without you taking any action and without any change in the rights, preferences or terms of the holders of these shares, including the rights of the owners of the 4 1/2% Preferred Stock and the Series Preferred Stock to dividends and preference on liquidation. Following the division, PPL Electric Utilities will continue to own and operate its electric transmission and distribution businesses.

  In the division, all of the property and liabilities of the Company associated with its current electric transmission and distribution utility businesses and which are necessary to carry on those businesses will remain with PPL Electric Utilities.

  The division will create a new Pennsylvania corporation named Ninth Street & Hamilton Corporation, referred to here as "NS&H Corp." The preferred shareowners will not own any shares in NS&H Corp., which will be a wholly owned subsidiary of PPL Corporation. Certain specifically identified assets and liabilities of the Company will be allocated to NS&H Corp. The allocated assets consist of $5 million of cash of the Company. The allocated liabilities consist of the following:

  . liabilities of the Company, if any, under contracts that, prior to the effective date of the division, the Company has assigned to PPL or any other direct or indirect subsidiary of PPL, and any other contracts under which the Company has joint liability with PPL or any other direct or indirect subsidiary of PPL, for which releases from the other contracting party or parties have not been obtained by the Company;

  . liabilities of the Company, if any, under any employee benefit plans, programs, policies, agreements and other arrangements where the Company may be responsible for payments to employees of PPL or any other direct or indirect subsidiary of PPL, other than liabilities for which the Company is liable under applicable law or regulation notwithstanding the division;

  . liabilities of the Company, if any, for damages with respect to claims that may be made in the future based on occurrences arising prior to the effective date of the division for which the Company may be jointly liable with PPL or any other direct or indirect subsidiary of PPL, other than tax liabilities and liabilities for which the Company is liable under applicable law or regulation notwithstanding the division; and

  . liabilities of the Company, if any, for damages with respect to claims that may be made in the future based on occurrences arising prior to the effective date of the division which do not relate to or arise out of
     (1) the Company's transmission and distribution businesses or (2) those business activities that are related to or arise out of its electric transmission and distribution businesses, other than tax liabilities and liabilities for which the Company is liable under applicable law or regulation notwithstanding the division.

PPL Electric Utilities will not have any interest in the cash allocated to NS&H Corp. and will not be liable for any of the liabilities allocated to NS&H Corp. PPL Electric Utilities will, however, continue to be liable for all other liabilities of the Company not allocated to NS&H Corp.

  In order to assure third parties that the liabilities allocated to NS&H Corp. will be paid and satisfied, $5 million of cash will be allocated to NS&H Corp. in the Plan of Division and NS&H Corp. will be added as a beneficiary on existing insurance policies held by PPL Corporation covering the insurable risks with respect to these liabilities. In addition, PPL Corporation, the Company's parent company, will guarantee in full the liabilities allocated to NS&H Corp., effective as of the effective date of the division. (See "Plan of Division" below for additional information)

Federal Income Tax Consequences

  Neither the holders of the 4 1/2% Preferred Stock nor the holders of Series Preferred Stock will recognize gain or loss for federal income tax purposes as a result of the adoption of the Plan of Division or the transactions effected by the Plan of Division.

Effective Date of the Plan of Division

  The Plan of Division will become effective upon filing of Articles of Division and the Plan of Division with the Secretary of State of the Commonwealth of Pennsylvania. However, the Board of Directors of the Company in its sole discretion may determine at any time, whether before or after the vote of the shareowners at the Special Meeting, not to file Articles of Division and the Plan of Division with the Secretary of State of the Commonwealth of Pennsylvania.

Amendment of the Articles of Incorporation and Bylaws of the Company

  The amendments to the Articles of Incorporation and the Bylaws of the Company will become effective upon the effectiveness of the Plan of Division. The principal amendments to the Articles of Incorporation and the Bylaws of the Company are summarized below:

  . The amended Articles of Incorporation will provide that there will be at least one individual who is an Independent Director (as defined in the amended Articles of Incorporation) on the Board of Directors. The provisions of the amended Articles of Incorporation described below which require the unanimous consent of all directors will require the vote of the Independent Director.

    In general, an Independent Director is a director who is not, and within the previous five years was not,

    . a shareowner, director, officer, employee, customer, supplier or major creditor of PPL, PPL Electric Utilities or any of their affiliates, or

    . a shareowner of any major creditor of PPL, PPL Electric or any of their affiliates,

    and who did not have any other business relationships with these PPL entities or creditors.

  . The amended Articles of Incorporation will require the unanimous consent of the Board of Directors to approve the filing by the Company of a petition commencing a voluntary bankruptcy proceeding or other similar action relating to the enforcement of creditors' rights. A unanimous consent of the Board of Directors is also required for the adoption of any amendment to these provisions of the Articles of Incorporation or the provisions of the Bylaws described below.

  .  The amended Bylaws of PPL Electric Utilities will provide that,

    . It shall engage, whether directly or indirectly through subsidiaries, only in (1) the electric transmission and distribution businesses and
       (2) those business activities that are related to or arise out of its electric transmission and distribution businesses.

    . It shall at all times ensure that its capitalization is adequate in light of its business and purpose.

    . Its funds and records and books of accounts shall not be commingled with those of any other entity and its accounts shall be kept separate from PPL and its other affiliates.

    . It shall conduct its business solely in its own name and hold itself separate from PPL and PPL's other affiliates and maintain an arm's length relationship with PPL and all affiliates of PPL.

    . It shall not guarantee or become obligated for the debts of PPL or any of PPL's other affiliates or make its credit available to satisfy the obligations of, or pledge its assets for the benefit of, PPL or any of PPL's other affiliates, with the exception of (1) any guarantee of the debts of an affiliate in effect as of the effective date of the division or (2) any guarantee of the debts of any direct or indirect subsidiary of PPL Electric Utilities.


(See "Amendment of the Articles of Incorporation and Bylaws of the Company" below for additional information)

Independent Administrator

  An Independent Administrator will be appointed to monitor the corporate proceedings and activities of PPL Electric Utilities to assure compliance with the additional requirements contained in the amended Articles of Incorporation and amended Bylaws. (See "Independent Administrator" below for additional information)

Concurrent Transactions

  Following the effective date of the Plan of Division, PPL Electric Utilities expects to carry out the following related transactions:

  . PPL Electric Utilities will sell up to $900 million of senior secured debt. It is anticipated that approximately $200 million of the proceeds of that debt will be used to fund the retirement of short-term debt and $700 million will be available for general corporate purposes, including payments to energy suppliers to secure the energy supply contracts described below and to fund construction expenditures.

  . PPL Electric Utilities will enter into one or more long-term electric energy supply contracts in order to secure a market based, long-term energy supply to meet its obligations as a provider of last resort of electric services to its retail customers through 2009. In May 2001, PPL Electric Utilities solicited bids from energy suppliers, including PPL EnergyPlus, LLC (PPL's energy marketing subsidiary), for these electric energy supply contracts. The Company is currently negotiating those energy supply contracts.

Purpose of the Plan of Division

  On July 1, 2000, PPL completed a realignment of the electric power businesses historically conducted by the Company. In general, the realignment effectively separated the Company's regulated electric transmission and distribution businesses from the recently deregulated generation and energy marketing businesses. As a result, the generation assets and related assets are now owned by unregulated affiliates of the Company. These entities assumed $670 million of the Company's debt as of July 1, 2000 and certain other liabilities and obligations related to the former generation business of the Company. Likewise, the assets of the Company's wholesale energy marketing business were transferred to PPL EnergyPlus, LLC (referred to here as "PPL EnergyPlus"), now an indirect wholly owned subsidiary of PPL. PPL EnergyPlus assumed the liabilities and obligations relating to the wholesale energy marketing business. Employees operating and administering these businesses were transferred by the Company to the appropriate affiliate or to PPL Services Corporation, a wholly owned subsidiary of PPL, which performs administrative services for PPL and its subsidiaries.


  As a result of the realignment of the Company in 2000, the Company divested itself of its electric generation and wholesale energy marketing businesses. With the realignment, the adoption of the Plan of Division and the amendments to the Articles of Incorporation and the Bylaws described above, PPL Electric Utilities will be limited to conducting only the electric transmission and distribution businesses and business activities related to or arising from its transmission and distribution businesses. These changes, together with the corporate governance requirements contained in the amended Articles of Incorporation and amended Bylaws, are intended to emphasize the separate corporate existence of PPL Electric Utilities and underscore that PPL Electric Utilities is not subject to the liabilities and obligations of PPL, PPL Energy Supply, PPL EnergyPlus or any other affiliates of PPL. This corporate structure is intended to enable PPL Electric Utilities to issue debt securities on more favorable terms and maintain a higher ratio of debt to total capitalization than would otherwise be the case. This, in turn, should lower PPL Electric Utilities' total cost of capital.

Dissenters' Rights

  Under Pennsylvania law, the holders of preferred stock will have the right to dissent to the Plan of Division and receive payment of the fair value of their shares. If you seek to assert your rights as a dissenter, you must comply with the statutory requirements, particularly the requirement that you must file with the Company prior to the Special Meeting to be held July 17, 2001 a written notice of your intention to demand that you be paid the fair value of your shares if the division is effectuated. Also, you must not transfer or otherwise effect any change in your beneficial ownership of the Company's preferred stock during the period from the date you deliver your notice to the Company through the effective date of the division. Moreover, you must refrain from voting your shares in approval of the division. If, in seeking your right to dissent, you fail in any respect to comply with the foregoing, you will not be entitled to receive payment of the fair value of your shares as a dissenter. PPL Electric Utilities, as the surviving corporation, has the sole responsibility for the payments to dissenters. A copy of the applicable provisions of the Pennsylvania Business Corporation Law is attached as Appendix B to this Information Statement, and a description of these provisions is provided under the caption "Preferred Stock Shareowners' Rights to Dissent" below.


Financial Statements of the Company

  Since the liabilities of the Company to be allocated to NS&H Corp. in the Plan of Division were not reflected as liabilities on the Company's consolidated balance sheet as of December 31, 2000 and since the $5 million of cash of the Company to be allocated to NS&H Corp. will not have a material effect on the balance sheet of PPL Electric Utilities, this Information Statement does not include the pro forma financial statements of the Company as of December 31, 2000 giving effect to the Plan of Division. Such pro forma financial information would be essentially the same as the consolidated financial statements of the Company filed as a part of the Company's Report on Form 10-K to the Securities and Exchange Commission for the year ended December 31, 2000. That Report on Form 10-K is incorporated by reference into this Information Statement and is available at no cost as described under the caption "Where You Can Find More Information" below. Certain of the liabilities allocated to NS&H Corp. are described in footnotes to such consolidated balance sheet as of December 31, 2000. The consolidated audited balance sheets for each of the two fiscal years of the Company ended December 31, 1999 and December 31, 2000 and the audited statements of income and cash flows for each of the three most recent fiscal years of the Company are included in that Form 10-K.

Risk Factors

  For a description of risk factors to preferred shareowners arising as result of the adoption of the Plan of Division and the concurrent transactions described above, see "Risk Factors for Holders of Preferred Stock after the Division" below.

FORWARD-LOOKING STATEMENTS

  Certain statements contained in this Information Statement concerning expectations, beliefs, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are other than statements of historical facts are "forward-looking statements" within the meaning of the federal securities laws. Although the Company believes that the expectations and assumptions reflected in these statements are reasonable, there can be no assurance that these expectations will prove to have been correct. These forward-looking statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the forward-looking statements. In addition to the specific factors discussed in this Information Statement, the following are among the important factors that could cause actual results to differ materially from the forward-looking statements: market demand and prices for energy, capacity and fuel; competition in retail and wholesale power markets; the effect of any business or industry restructuring; the profitability and liquidity of the Company; new accounting requirements or new interpretations or applications of existing requirements; environmental conditions and requirements; markets and technologies; receipt of necessary governmental approvals; capital market conditions; and the commitments and liabilities of the Company. Any such forward-looking statements should be considered in light of such important factors and in conjunction with the Company's other documents on file with the SEC.

  New factors that could cause actual results to differ materially from those described in forward-looking statements emerge from time to time, and it is not possible for the Company to predict all of such factors, or the extent to which any such factor or combination of factors may cause actual results to differ from those contained in any forward-looking statement. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to update the information contained in such statement to reflect subsequent developments or information.

RISK FACTORS FOR HOLDERS OF PREFERRED STOCK AFTER THE DIVISION

Increased Debt Leverage

  As described under the caption "Concurrent Transactions", PPL Electric Utilities intends to issue up to $900 million of senior secured debt securities following the effective date of the Plan of Division. If this additional debt is issued, the percentage of long-term debt to total capitalization will increase from 66% to 70% and its ratio of earnings to fixed charges will decline. (See "Pro Forma Capitalization of PPL Electric Utilities" and "Pro Forma Ratio of Earnings to Fixed Charges" below). In addition, it is expected that a significant portion of future capital expenditures required for PPL Electric Utilities' electric transmission and distribution businesses will be financed with this additional debt. This additional debt, along with any other debt, both senior and subordinated, issued for other purposes will be senior to the preferred stock in any liquidation or bankruptcy, insolvency or other reorganization of PPL Electric Utilities. This expected increase in debt leverage may increase the financial risk of the preferred shareowners.

        PRO FORMA CAPITALIZATION OF PPL ELECTRIC UTILITIES CORPORATION

  The capital structure of the Company at March 31, 2001, and on a pro forma basis to give effect to the transactions footnoted below, is as follows (millions of dollars):

                                                                           As
                                                   Actual  Adjustments  Adjusted
                                                   ------  -----------  --------
Common Equity
Common Stock Issued............................... $1,476                $1,476
Miscellaneous Paid-In Capital.....................     55                    55
Capital Stock Expense.............................    (16)                  (16)
Treasury Stock....................................   (632)                 (632)
Earnings Reinvested...............................    304       (5)(d)      299
                                                   ------     ----       ------
  Total Common Equity.............................  1,187       (5)       1,182
                                                   ------     ----       ------
Preferred Stock
Preferred Stock with Mandatory Redemption.........     50                    50
Preferred Stock without Mandatory Redemption......     47                    47
                                                   ------     ----       ------
  Total Preferred Securities......................     97                    97
                                                   ------     ----       ------
Company-obligated mandatorily redeemabale
 preferred securities(c)..........................    250                   250
Short-Term Debt...................................     55                    55
Transition Bonds(a),(b)...........................  2,098                 2,098
Other Long-Term Debt(a)
  First Mortgage Bonds............................    959      700(e)     1,659
Notes
  Pollution Control Note..........................      9                     9
Unamortized Discount- Net.........................     (5)                   (5)
                                                   ------     ----       ------
  Total Other Long-Term Debt......................    963      700        1,663
                                                   ------     ----       ------
  Total Capitalization............................ $4,650     $695       $5,345
                                                   ======     ====       ======

-------
(a) Includes amounts due within one year.
(b) Transition bonds were issued by PPL Transition Bond Company, LLC to securitize a portion of the stranded costs of PPL Electric Utilities. These bonds are secured by the intangible transition property.
(c) The Company issued subordinated debentures to two Delaware statutory business trusts to support the trusts' issuance of $250 million of Company-obligated Mandatorily Redeemable Preferred Securities (preferred securities). The Company has guaranteed all of the trusts' obligations under the preferred securities.
(d) Asset allocation to NS&H Corp. pursuant to the Plan of Division.
(e) The planned issuance of $900 million of Senior Secured Bonds, less the retirement of $200 million 6 1/8% reset put securities on May 1, 2001. These securities were retired using commercial paper pending the issuance of the Senior Secured Bonds.

                      PPL ELECTRIC UTILITIES CORPORATION
          PRO FORMA COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES
                      TWELVE MONTHS ENDED MARCH 31, 2001
                             (Millions of Dollars)

                                                              Actual As Adjusted
                                                              ------ -----------
Fixed charges, as defined:
Interest on long-term debt(a)...............................   $224     $273
Interest on short-term debt and other interest charges......     14       14
Amortization of debt discount, expense and premium--net.....      4        4
Interest on capital lease obligations
Estimated interest component of operating rentals...........     12       12
                                                               ----     ----
  Total fixed charges.......................................   $254     $303
                                                               ====     ====
Earnings, as defined:
Net income(b)...............................................   $179     $151
Less undistributed income of equity method investees........
                                                               ----     ----
                                                                179      151
Add (Deduct):
Income taxes(c).............................................    112       91
Amortization of capitalized interest on capital leases......
Total fixed charges as above (excluding capitalized interest
 on capital lease obligations)..............................    254      303
                                                               ----     ----
  Total earnings............................................   $545     $545
                                                               ====     ====
Ratio of earnings to fixed charges..........................   2.15     1.80
                                                               ====     ====

-------
(a) "As Adjusted" includes the additional interest on $900 million of Senior Secured Bonds (at an assumed interest rate of 6 3/4%), less the interest on the $200 million 6 1/8% reset put securities (which were retired on May 1, 2001).
(b) Excluding extraordinary items. "As Adjusted" reflects the after-tax impact of the additional interest expense.
(c) "As Adjusted" reflects the reduction in income tax expense due to the additional interest expense.

PLAN OF DIVISION

Purpose

  The purpose of the Plan of Division and the amendments to the Articles of Incorporation and Bylaws is to emphasize the separate corporate existence of PPL Electric Utilities and underscore that PPL Electric Utilities is not subject to the liabilities and obligations of PPL, PPL Energy Supply, PPL EnergyPlus or any other affiliates of PPL. This corporate structure is intended to enable PPL Electric Utilities to issue debt securities on more favorable terms and maintain a higher ratio of debt to total capitalization than would otherwise be the case. This, in turn, should lower PPL Electric Utilities' total cost of capital.

The Division

  The Plan of Division divides the Company into two Pennsylvania corporations, PPL Electric Utilities Corporation, the surviving corporation, and a newly formed corporation named Ninth Street & Hamilton Corporation.

Capital Structure and Shares

  The Company's common stock and preferred stock will not be affected by the division. The division will not affect the number of shares of common stock or the number or the rights, preferences or terms of the shares of preferred stock of the Company outstanding prior to the division. Upon the effective date of the division, the shares of the Company's common stock and preferred stock then outstanding will continue to be registered on the books of PPL Electric Utilities as they appear in the books and records of the Company. It is not necessary for the holders of shares of preferred stock to take any action with respect to their share ownership or certificates for shares of preferred stock.

Articles of Incorporation and Bylaws of PPL Electric Utilities

  The Articles of Incorporation of the Company, as amended by the amendments described below, will be the Articles of Incorporation of PPL Electric Utilities, the surviving corporation. The Articles of Incorporation as so amended are attached as Exhibit A to the Plan of Division. The Bylaws of the Company, as amended by the amendments described below, will be the Bylaws of PPL Electric Utilities following the division. The Bylaws as so amended are attached as Exhibit B to the Plan of Division. See "Amendment of the Articles of Incorporation and Bylaws of the Company" below.

Management

  The individuals who will be the directors of PPL Electric Utilities on the effective date of the Plan of Division are named below:

  Directors

  MICHAEL E. BRAY - Mr. Bray, 53, serves as President of PPL Electric Utilities and also serves as Chief Executive Officer of PPL Gas Utilities Corporation, a subsidiary of PPL specializing in natural gas distribution, transmission and storage services and the sale of propane. Mr. Bray holds a B.S. in mechanical engineering from the University of Missouri and a M.B.A. from Washington University. Mr. Bray has worked for 30 years in the energy industry, holding key positions at General Electric Co. from 1970 to 1987. He currently serves as Vice Chairman of the Energy Association of Pennsylvania. Prior to joining the Company in April 2000, he served as President and Chief Executive Officer of Consolidated Edison Development, Inc., Senior Vice President of the Electric Business Unit of Long Island Lighting Co. and President and Chief Executive Officer of D.B. Riley Consolidated, Inc. Mr. Bray has been a Director since July 1, 2000.

  WILLIAM F. HECHT - Chairman and Director, PPL Electric Utilities. Mr. Hecht, 57, is Chairman, President and Chief Executive Officer of the Company's parent, PPL. Mr. Hecht received a B.S. and M.S. in Electrical Engineering from Lehigh University, and joined the Company in 1964. He was elected President and Chief Operating Officer in 1991 and was named Chairman, President and Chief Executive Officer of the Company in 1993, and to his PPL position in February 1995. Mr. Hecht is a director of Dentsply International, Inc. and serves on the board of a number of civic and charitable organizations. Mr. Hecht has been a Director since 1990.

  JOHN R. BIGGAR - Director, PPL Electric Utilities. Mr. Biggar, 56, serves as Executive Vice President and Chief Financial Officer of the Company's parent, PPL. Mr. Biggar earned a Bachelor's degree in political science from Lycoming College and a Juris Doctor degree from the College of Law at Syracuse University. He joined the Company in 1969. Before being named as Executive Vice President and Chief Financial Officer of PPL Corporation and PPL Electric Utilities in 2000, Mr. Biggar served two years as Senior Vice President and Chief Financial Officer and 14 years as Vice President-Finance. Mr. Biggar has been a Director since July 1, 2000.

  PAUL T. CHAMPAGNE - Director, PPL Electric Utilities. Mr. Champagne, 42, serves as President of PPL Global, LLC, a subsidiary of PPL that invests in and develops world-wide power projects. Mr. Champagne earned a B.S. in chemical engineering and completed master's course work in mechanical engineering at the University of Illinois. Prior to joining PPL Global in 1995, he served in several business development positions at Edison Mission Energy Company, including Midwest regional manager. Before being named as President of PPL Global in 1999, Mr. Champagne served as Vice President and Senior Development Officer. Mr. Champagne has been a Director since July 1, 2000.

  ROBERT J. GREY - Director, PPL Electric Utilities. Mr. Grey, 50, serves as Senior Vice President, General Counsel and Secretary of the Company's parent, PPL. Mr. Grey earned his B.A. from Columbia University, a Master of Laws in taxation from George Washington University and a Doctor of Law degree from Emory University. Before being named as Senior Vice President, General Counsel and Secretary of PPL and PPL Electric Utilities in 1996, Mr. Grey served as Vice President, General Counsel and Secretary. Before joining the Company in 1995, Mr. Grey served as General Counsel for Long Island Lighting Company and was a partner with the law firm of Preston Gates & Ellis. He has been a Director since July 1, 2000.

  JAMES H. MILLER - Director, PPL Electric Utilities. Mr. Miller, 52, is President of PPL Generation, LLC, a subsidiary of PPL that operates nearly 10,000 megawatts of electricity generating capacity in Pennsylvania, Montana and Maine. Mr. Miller earned a B.S. degree in electrical engineering from the University of Delaware and served in the U.S. Navy nuclear program. Before joining PPL Generation in February 2001, Mr. Miller served as Executive Vice President of USEC, Inc., President of ABB Environmental Systems, President of UC Operating Services, President of ABB Resource Recovery Systems and Plant Manager, Delmarva Power and Light Co. Mr. Miller has been a Director since February 5, 2001.

  FRANK A. LONG - Director, PPL Electric Utilities. Mr. Long, 60, is a Director and Executive Vice President of the Company's parent, PPL. Mr. Long received a B.S. in Electrical Engineering from Northeastern University, and joined the Company in 1963. Senior Vice President-System Power & Engineering from 1990 until 1993, he was named Executive Vice President and Chief Operating Officer of the Company in 1993 and to his PPL position in February 1995. Mr. Long is director of the Smart Discovery Center. Mr. Long has been a Director since 1993.

  LAWRENCE E. DE SIMONE - Director, PPL Electric Utilities. Mr DeSimone, 53, serves as President of PPL EnergyPlus, LLC, a subsidiary of PPL that markets energy in 42 states and Canada. Mr. De Simone earned a B.A. in economics from Claremont McKenna College and a Ph.D. in business administration from the University of California at Berkeley. Before joining PPL EnergyPlus in 1998, Mr. De Simone served as Senior Vice President-Energy Services for Virginia Power Co. and President of Central & South West Corp.'s energy services and telecommunications operations as well as its Vice President for Strategic Planning. He has been a Director since July 1, 2000.

  Each of the directors of PPL Electric Utilities, other than the Independent Director, was elected a director of the Company by the shareowners of the Company at the annual meeting of its shareowners on April 24, 2001. The Independent Director is expected to be appointed a director by the board of directors of PPL Electric Utilities on or about the effective date of the Plan of Division.

Effect of Division

  As of the effective date of the Plan of Division, the assets and the liabilities of the Company described below will be allocated to and vested in NS&H Corp. by reason of the adoption and effectiveness of the Plan of
Division:

  The allocated assets consist of $5 million of cash of the Company.

  The allocated liabilities consist of the following:

  . liabilities of the Company, if any, under contracts that, prior to the effective date of the division, the Company has assigned to PPL or any other direct or indirect subsidiary of PPL, and any other contracts under which the Company has joint liability with PPL or any other direct or indirect subsidiary of PPL, for which releases from the other contracting party or parties have not been obtained by the Company;

  . liabilities of the Company, if any, under any employee benefit plans, programs, policies, agreements and other arrangements where the Company may be responsible for payments to employees of PPL or any other direct or indirect subsidiary of PPL, other than liabilities for which the Company is liable under applicable law or regulation notwithstanding the division;

  . liabilities of the Company, if any, for damages with respect to claims that may be made in the future based on occurrences arising prior to the effective date of the division for which the Company may be jointly liable with PPL or any other direct or indirect subsidiary of PPL, other than tax liabilities and liabilities for which the Company is liable under applicable law or regulation notwithstanding the division; and

  . liabilities of the Company, if any, for damages with respect to claims that may be made in the future based on occurrences arising prior to the effective date of the division, which do not relate to or arise out of
     (1) the Company's transmission and distribution businesses or (2) those business activities that are related to or arise out of its electric transmission and distribution businesses, other than tax liabilities and liabilities for which the Company is liable under applicable law or regulation notwithstanding the division.

As a result of the division, PPL Electric Utilities will no longer be liable for those liabilities of the Company that are allocated to NS&H Corp.

  Except as allocated to NS&H Corp., all of the property, rights, franchises, privileges, interests and liabilities of the Company will be unaffected by the division and will continue as the property, rights, franchises, privileges, interests and liabilities of PPL Electric Utilities, as the surviving corporation of the division. After the effective date of the division, PPL Electric Utilities and NS&H Corp. will each be responsible as a separate and distinct corporation only for those liabilities allocated to it in the Plan of Division or explicitly undertaken by it following the division. Taxes claimed against the Company relating to the period prior to the division may be claimed against PPL Electric Utilities and NS&H Corp.

  All property of the Company will remain subject to any existing liens or encumbrances thereon and the division will not in any way affect such liens or encumbrances. None of the property allocated to NS&H Corp. will be subject to the lien of the Company's first mortgage bond indenture.

  As of the effective date of the Plan of Division, except for taxes of the Company that may be claimed against NS&H Corp., neither PPL Electric Utilities nor NS&H Corp. will be liable, as obligor or guarantor or otherwise, for any liability allocated to the other, and neither corporation will have any recourse to any property of the other.

Effective Date of the Plan of Division

  The Plan of Division will become effective upon filing of Articles of Division and the Plan of Division with the Secretary of State of the Commonwealth of Pennsylvania. However, the Board of Directors of the Company in its sole discretion may determine at any time, whether before or after the vote of the shareowners at the Special Meeting, not to file Articles of Division and the Plan of Division with the Secretary of State of the Commonwealth of Pennsylvania.

AMENDMENT OF THE ARTICLES OF INCORPORATION AND BYLAWS OF THE COMPANY

  On the effective date of the Plan of Division, the amended Articles of Incorporation set forth in Exhibit A to the Plan of Division will become the Articles of Incorporation of PPL Electric Utilities. At the same time, the amended Bylaws of the Company set forth in Exhibit B to the Plan of Division will become effective as the Bylaws of PPL Electric Utilities. As compared with the current Articles of Incorporation and Bylaws of the Company, the new Articles of Incorporation and Bylaws of PPL Electric Utilities will make the following substantive changes:

Articles of Incorporation Amendments

  1. The amended Articles of Incorporation will require that the board of directors of PPL Electric Utilities include at all times at least one individual who is an Independent Director who may not delegate any of his or her duties, authorities or responsibilities as a director. The board may not take any action requiring a unanimous affirmative consent without the consent of the Independent Director. In general, an Independent Director is a director who is not, and within the previous five years was not,

  . a shareowner, director, officer, employee, customer, supplier or major creditor of PPL, PPL Electric Utilities or any of their affiliates, or

  . a shareowner of any major creditor of PPL, PPL Electric or any of their affiliates,

  and who did not have any other business relationships with these PPL entities or creditors.

  2. The amended Articles of Incorporation will require the prior unanimous consent of the board of directors, including the Independent Director, for PPL Electric Utilities, the shareowners, any director or any other person on behalf of PPL Electric Utilities to do any of the following:

  .  make a general assignment for the benefit of creditors;

  .  file a petition commencing a voluntary bankruptcy case;

  . file a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation;

  . file an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, or the entry of any order appointing a trustee, liquidator, receiver or other person or entity fulfilling a similar function for it or its assets or any substantial portion thereof;

  . seek, consent to or acquiesce in the appointment of a trustee, liquidator, receiver or other person or entity fulfilling a similar function for it or all or any substantial part of its assets; or

  .  take action in furtherance of any such action.

  In discharging their duties as directors, including with regard to any action contemplated by the foregoing or with regard to any action taken or determination made at any time when PPL Electric Utilities is insolvent, the amended Articles of Incorporation will permit the directors, in considering the best interests of PPL Electric Utilities, to consider the effects of any action upon any groups affected by such action, including the creditors of PPL Electric Utilities. The directors will not be required, in considering the best interests of PPL Electric Utilities or the effects of any action, to regard the interests of shareowners of PPL Electric Utilities as a dominant or controlling interest or factor.

  3. The amended Articles of Incorporation will also require the unanimous consent of the directors for any amendment of these corporate governance provisions or the Bylaw provisions described under "Bylaw Amendments" below.

Bylaw Amendments

  . The amended Bylaws will require that PPL Electric Utilities engage, whether directly or indirectly through subsidiaries, only in (1) the electric transmission and distribution businesses and (2) those business activities that are related to or arise out of its electric transmission and distribution businesses.

  . The amended Bylaws will require PPL Electric Utilities to remain separate from PPL and its other affiliates in a number of specific ways:

    . Its funds and other assets may not be commingled with the other PPL entities.

    . It may not hold itself out as liable for the debts of any of the other PPL entities.

    . It must hold itself out in a separate entity, conduct its business in its own name, act solely in its own corporate name and conduct its business so as not to mislead others as to its identity.

    . It must maintain separate accounts and separate books and records of accounts and financial statements.

    . It must observe all formalities required by its Articles of Incorporation and Bylaws and the Pennsylvania Business Corporation Law.

    . Its capitalization must be adequate in light of its business and purpose.

    . It may not guarantee or become obligated for the debts of PPL or any of PPL's other affiliates or make its credit available to satisfy the obligations of, or pledge its assets for the benefit of, PPL or any of PPL's other affiliates, with the exception of (i) any guarantee of the debts of an affiliate in effect as of the effective date of the division or (ii) any guarantee of the debts of any direct or indirect subsidiary of PPL Electric Utilities.

    .  It must pay its own liabilities out of its own funds.

    . It must maintain an arms-length relationship with PPL and its other affiliates.

    . Its officers and directors must make all decisions with respects to the business and daily operation of PPL Electric Utilities independent of, and not dictated by, PPL or any of its other affiliates.

  . The amended Bylaws will require that PPL Electric Utilities be operated in such manner as the board of directors deems reasonable and necessary or appropriate to preserve the separateness of PPL Electric Utilities from the business of PPL or any of its other affiliates.

INDEPENDENT ADMINISTRATOR

  The board of directors of PPL Electric Utilities will appoint an Independent Administrator to oversee the formalities and activities that support legal separation of PPL Electric Utilities from PPL and the other affiliates of PPL. The Independent Administrator will be independent of PPL Electric Utilities, PPL and its affiliates. In particular, the Independent Administrator will monitor compliance by PPL Electric Utilities with the provisions of its amended Articles of Incorporation and amended Bylaws described above.

  The Independent Administrator will also make periodic compliance reports to the trustee under the trust indenture pursuant to which PPL Electric Utilities' senior secured debt securities are expected to be issued following the effectiveness of the Plan of Division. It is expected that the terms of that indenture will provide that a failure by PPL Electric Utilities to comply with the requirements of the amended Articles of Incorporation and amended Bylaws described above, following notice from the Independent Administrator and the expiration of any applicable cure period, will result in restrictions on the payment of common stock dividends by PPL Electric Utilities and may ultimately constitute an event of default under the terms of the indenture.

CONCURRENT TRANSACTIONS

  PPL Electric Utilities plans to issue and sell up to $900 million of senior secured debt securities following the effective date of the Plan of Division. It is anticipated that $200 million of the proceeds will be used to fund the retirement of short-term debt of PPL Electric Utilities. A portion of the remaining proceeds is expected to be used for up-front payments to electric energy suppliers in connection with one of more electric energy supply contracts to be entered into by PPL Electric Utilities in order for it to meet its energy supply obligations to its retail customers through 2009. PPL Electric Utilities is obligated by the Pennsylvania Customer Choice Act as the "provider of last resort" to provide electric power service to these customers if they are not supplied by alternative suppliers. In May 2001, the Company solicited bids from energy suppliers, including PPL EnergyPlus, PPL's energy marketing subsidiary, for electric energy supply contracts. The Company is currently negotiating those energy supply contracts. The Company believes that the up-front payments to energy suppliers will be an economically advantageous way for PPL Electric Utilities to secure energy supply contracts to meet its provider of last resort obligation through 2009.

  It is expected that any remaining proceeds will be used for general corporate purposes, including the funding of construction expenditures and possibly the repurchase of common stock of PPL Electric Utilities.

  The senior secured debt is expected to be secured primarily by first mortgage bonds issued under PPL Electric Utilities' existing first mortgage indenture and by a lien on PPL Electric Utilities' transmission and distribution properties. Under certain circumstances, the lien of the first mortgage indenture and the lien of the indenture pursuant to which the new senior secured debt will be issued may be discharged. The terms of the indenture pursuant to which the senior secured debt securities will be issued are expected to include a restriction on common stock dividends and covenants to comply with those requirements contained in the amended Articles of Incorporation and amended Bylaws that will be monitored and reported on by the Independent Administrator. If, after notice and a period to cure, PPL Electric Utilities has failed to comply with those requirements, dividends on its common stock will be restricted. If the failure is not cured within an additional cure period, an event of default may be declared under the indenture.

  Other expected terms and conditions of the senior secured debt securities include:

  . a restriction on the issuance of additional senior secured debt (other than refunding debt) if the additional debt issuance would result in the ratings on the outstanding senior debt being withdrawn or downgraded from their then current ratings;

  . a restriction on business activities other than (1) the transmission and distribution businesses and (2) those business activities that are related to or arise out of the electric transmission and distribution businesses;

  . a restriction on any consolidation or merger or transfer or lease of all or substantially all of PPL Electric Utilities assets unless certain conditions are met including that the ratings on the senior secured debt securities are not withdrawn or downgraded from their then current ratings and that the consolidated net worth of PPL Electric Utilities will not be reduced as a result of the transaction;

  . a restriction on any acquisition of tangible electric transmission and distribution assets from another transmission and distribution company having a value in excess of 20% of PPL Electric Utilities' total assets, if such acquisition would result in any of the ratings on the senior secured debt securities being withdrawn or downgraded from their then current ratings; and

  . a covenant that PPL Electric Utilities will initiate a filing for rate relief with the Pennsylvania Public Utility Commission, unless such a filing is prohibited by statute or regulation, if and for so long as the ratio of funds from operation plus gross interest divided by gross interest expense for any year falls below 1.5x. (Under the Pennsylvania Customer Choice Act, the Company's transmission and distribution rates are capped through 2004.)

  Since these expected terms of the senior secured debt financing have not been finally negotiated or determined, there could be changes in the final, specific terms of the securities. The financing is also subject to approval by the Pennsylvania Public Utility Commission. An application for approval is pending before the Pennsylvania Public Utility Commission.

PREFERRED STOCK SHAREOWNERS' RIGHTS TO DISSENT

  Any preferred stock shareowner who objects to the Plan of Division will be entitled to the rights and remedies of dissenting shareowners provided by the Pennsylvania Business Corporation Law, so long as the notice and each other requirement of the statute is met. By meeting such requirements, the dissenting shareowner may obtain payment of the fair value of his or her shares.

  A record holder of preferred shares may assert dissenters' rights as to fewer than all of the shares registered in his or her name if the dissent is with respect to all of the shares of the same class and series beneficially owned by any one person and he or she discloses the name and address of the person or persons on whose behalf he or she demands payment. A beneficial owner of shares who is not the record holder may assert dissenters' rights with respect to the shares held on his or her behalf and will be treated as a dissenting shareowner if a written consent of the record holder is submitted to the Company not later than the time notice of the assertion of dissenters' rights is required as set forth below. A beneficial owner may not dissent with respect to some but less than all shares of the same class or series owned by him or her, whether or not the shares are registered in his or her name.

  A person having a beneficial interest in shares held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps described below properly and in a timely manner to perfect his or her dissenters' rights.

Notice of Intent to Dissent

  Any person who wishes to dissent to the Plan of Division and obtain payment of the fair value of his or her shares must file with the Company prior to the Special Meeting of shareowners to be held on July 17, 2001 a written notice of intention to demand payment of the fair value of his or her shares if the Plan of Division is effected. The written notice must be sent to PPL Electric Utilities Corporation, Two North Ninth Street, Allentown, PA 18101-1179,
Attention: Elizabeth Duane and should include the full name and address of the shareowner(s), the account number, and the class of preferred stock held. Additionally, in order to be entitled to receive the fair value of his or her shares, a dissenting shareowner must not effect any change in his or her beneficial ownership of preferred shares from the date the notice of dissent is filed through the effective date of the Plan of Division. Moreover, a dissenting shareowner must refrain from voting his or her shares for approval of the Plan of Division at the Special Meeting. If a dissenter fails in any respect to give timely notice or fails to refrain from changing beneficial ownership or from voting in favor of the Plan of Division, he or she will not acquire any right to payment of the fair value of his or her shares. A vote by a shareowner against the Plan of Division at the Special Meeting will not constitute a written notice of dissent that meets the requirement for payment of the fair value of his or her shares.

Notice of Intention to Demand Payment

  After the approval of the Plan of Division by shareowners at the Special Meeting, the Company will mail a further notice to all dissenters who gave due notice of their intention to dissent and demand payment of the fair value of their shares and who refrained from voting in favor of the Plan of Division. The notice will:

  . state where and when a demand for payment must be sent and share certificates for certificated shares must be deposited in order to obtain payment,

  . inform holders of uncertificated shares to what extent transfers of shares will be restricted from the time demand for payment is received,

  .  supply a form for demanding payment, and

  . include a copy of the subchapter of the Pennsylvania Business Corporation Law setting forth the rights of dissenting shareowners.

  The date for receipt of the shareowners demand for payment and deposit of certificates for shares will be set forth in the Company's notice, and the date will be not less than 30 days from the mailing of the notice. A shareowner who fails to meet these deadlines will not have a right to receive payment of the fair value of his or her shares. If the Plan of Division has not been effected within 60 days of the date set for demanding payment and depositing shares, the Company is required to return any certificates that have been deposited and release uncertificated shares from any transfer restrictions which the Company is permitted to impose by reason of the demand for payment. The Company may, however, at any later time send a new notice requiring a notice of a demand for payment by dissenting shareowners.

Payment of Fair Value of Shares

  Promptly after the Plan of Division becomes effective, or upon timely receipt of demand for payment if the Plan has already been effected, PPL Electric Utilities will either remit to dissenters the amount that it estimates to be the fair value of the shares or give written notice that no remittance is being made. The remittance or notice must be accompanied by:

  .  financial statements for PPL Electric Utilities,

  . PPL Electric Utilities' estimate of the fair value of shares of the preferred stock, and

  . a notice of dissenters' rights to demand payment or supplemental payment, along with a copy of the subchapter of the Pennsylvania Business Corporation Law setting forth the rights of dissenting shareowners.

  If PPL Electric Utilities does not remit the amount of its estimate of the fair value of the preferred shares, it must return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment. It may make a notation on the returned certificates or on the records of the corporation relating to any uncertificated shares that such demand has been made. As a result, any transferee of such shares will not acquire any rights in PPL Electric Utilities other than those that the original dissenter had after making demand for payment of their fair value.

Estimate by Dissenter of Fair Value

  If the dissenter believes that the amount stated by PPL Electric Utilities as the fair value of the preferred shares or remitted as its estimate of fair value is less than the fair value of his or her shares, the dissenter may send to PPL Electric Utilities his or her own estimate of fair value or the deficiency between his or her estimate and PPL Electric Utilities' estimate. If a dissenter fails to file his or her own estimate within 30 days after the mailing by PPL Electric Utilities of its remittance or notice, the dissenter will be entitled to no more than the amount stated in the notice or remittance.

Valuation Proceedings

  If demands for payment remain unsettled, then within 60 days after the later of (a) the Plan of Division becoming effective, (b) timely receipt of any demands for payment by dissenters or (c) timely receipt of any estimates of fair value or remittance deficiency by dissenters, PPL Electric Utilities may file in an appropriate Court of Common Pleas of the Commonwealth of Pennsylvania an application for relief requesting that the fair value of the preferred shares be determined by the court. All dissenters, wherever residing, whose demands have not been settled are made parties to this proceeding. PPL Electric Utilities must serve a copy of the application to the court on each dissenting preferred stock shareowner.

  The court has plenary and exclusive jurisdiction over the matter and may appoint an appraiser to receive evidence and recommend a decision on the issue of fair value. The appraiser will have such power and authority as may be specified in the order of appointment or in any amendment thereof. Fair value is defined by the Pennsylvania Business Corporation Law as the fair value of the shares immediately before the effective date of the Plan of Division, taking into account all relevant factors, but excluding any appreciation or depreciation in anticipation of the Plan.

  Each dissenter who is a party to the valuation proceeding will be entitled to recover the amount by which the fair value of his or her shares is found to exceed the amount, if any, previously remitted to him or her, plus interest.

  If PPL Electric Utilities fails to file an application with the court, any dissenter who has not settled his or her claim against PPL Electric Utilities may file an application with the court requesting that the fair value be determined by the court. The dissenter's application must be filed within 30 days after the expiration of the 60-day period in which PPL Electric Utilities was required to file such an application as described above. If a dissenter does not file his or her application within this 30 day period and the dissenter was otherwise entitled to file such an application, PPL Electric Utilities is required to pay the dissenter PPL Electric Utilities' estimate of the fair value of the dissenter's preferred shares and no more. The dissenter may bring an action to recover any amount not remitted by PPL Electric Utilities.

Costs and Expenses of Valuation Proceedings

  The costs and expenses of any valuation proceeding, including the reasonable compensation and expenses of the appraiser appointed by the court, are determined by the court and assessed against PPL Electric Utilities, except that any part of the costs and expenses may be apportioned against all or some of the dissenting preferred stock shareowners who are parties to the valuation proceeding and whose action in demanding supplemental payment the court finds to be dilatory, obdurate, arbitrary, vexatious or in bad faith. Fees and expenses of counsel and of experts for the respective parties may be assessed as the court deems appropriate against PPL Electric Utilities if PPL Electric Utilities fails to comply substantially with the provisions of the statute relating to dissenters' rights and may be assessed against PPL Electric Utilities or a dissenter, in favor of the other party, if the court finds that the party against whom the fees and expenses are assessed acted in bad faith or in a dilatory, obdurate, arbitrary or vexatious manner in respect to the dissenters' rights provided by the statute. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and should not be assessed against PPL Electric Utilities, it may award to those counsel reasonable fees to be paid out of the amount awarded to the dissenters who were benefitted.

  The full text of the provisions of the Pennsylvania Business Corporation Law providing for dissenters' rights is set forth in Appendix B hereto and the foregoing is qualified in its entirety by this reference to the text of the statute.

                      WHERE YOU CAN FIND MORE INFORMATION

  PPL and the Company file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission under the Securities Exchange Act of 1934. You may read this information at the following locations of the SEC.

Public Reference Room        Northeast Regional          Midwest Regional
450 Fifth Street,            Office                      Office
N.W.                         7 World Trade Center        500 West Madison
Room 1024                    Suite 1300                  Street
Washington, D.C.             New York, New York          Suite 400
20549                        10048                       Chicago, Illinois
                                                         60661

  The public may obtain information on the operations of the Public Reference Room by calling the SEC at 1-800-SEC-0300. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 450 Fifth Avenue, NW., Room 1024, Washington, D.C. 20549, at prescribed rates.

  The SEC also maintains a web site that contains reports, proxy statements and other information about issuers, like PPL and the Company, who file electronically with the SEC. The address of that site is http://www.sec.gov.

  The SEC allows us to "incorporate by reference" information into this Information Statement which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Information Statement except for any information superseded by information contained directly in this Information Statement or in any document filed after the date of this Information Statement by PPL or the Company with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act until the Special Meeting of shareowners. This Information Statement incorporates by reference the documents set forth below:

  Annual Report on Form 10-K for the fiscal year ended December 31, 2000 dated March 1, 2001.

  Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2001 dated May 14, 2001.

  The Company undertakes to provide without charge to each person to whom a copy of this Information Statement has been delivered, upon request, a copy of any or all of the documents incorporated herein, other than the exhibits to such documents, unless such exhibits are specifically incorporated by reference into the information that this Information Statement incorporates. Requests for copies should be sent to: PPL Electric Utilities Corporation, Two North Ninth Street, Allentown, PA 18101-1179, Attention: Elizabeth Duane. If you would like to request documents from the Company, please do so by July 10, 2001 in order to receive them before the Special Meeting.

  You should rely only on the information contained or incorporated by reference in this Information Statement. Neither PPL nor the Company has authorized anyone to provide you with information that is different from what is contained in this document. This document is dated as of the date set forth on the cover page. You should not assume that the information contained in this document is accurate as of any date other than this date, and the mailing of this document to shareowners shall not create any implication to the contrary.

                                                                     Appendix A

                               PLAN OF DIVISION

                                   dividing

                      PPL ELECTRIC UTILITIES CORPORATION
                         (a Pennsylvania Corporation)

                                     into

                      PPL ELECTRIC UTILITIES CORPORATION
                         (a Pennsylvania Corporation)

                                      and

                      NINTH STREET & HAMILTON CORPORATION
                         (a Pennsylvania Corporation)

                                   RECITALS

  A. As of June 1, 2001, the issued and outstanding capital stock of PPL Electric Utilities Corporation, a Pennsylvania corporation ("PPL Electric"), the dividing corporation, consists of 102,230,382 shares of common stock, without par value ("PPL Electric Common Stock"), and 964,323 shares of preferred stock ("PPL Electric Preferred Stock" and together with the PPL Electric Common Stock, the "PPL Electric Stock"), each such share of PPL Electric Stock being entitled to one vote.

  B. PPL Electric desires to divide itself (the "Division") into PPL Electric, a surviving corporation, and Ninth Street & Hamilton Corporation ("NS&H Corp."), a new Pennsylvania corporation.

  C. The Board of Directors of PPL Electric has duly adopted a resolution approving this Plan of Division (the "Plan") and this Plan was submitted to and approved by the shareholders of PPL Electric at a special meeting of shareholders.

                                   ARTICLE I

                               General Provision

  1.1. PPL Electric (hereinafter sometimes referred to as the "Dividing Corporation") shall divide into PPL Electric (hereinafter sometimes referred to as the "Surviving Corporation") and NS&H Corp. (hereinafter sometimes called the "New Corporation"), the Surviving Corporation and the New Corporation being hereinafter sometimes collectively referred to as the "Resulting Corporations," subject to the terms and conditions of this Plan.

  1.2. Upon the Effective Date, as defined in Section 1.6 hereof, the Dividing Corporation shall be divided into PPL Electric and NS&H Corp. with the effect specified by Section 1957 (relating to effect of division) (15 Pa. Cons. Stat.
(S) 1957) of the Business Corporation Law of 1988, as amended (hereinafter referred to as the "BCL"). The Dividing Corporation, PPL Electric, shall survive the Division.

  1.3. The PPL Electric Common Stock and the PPL Electric Preferred Stock shall not be affected by the Division. Upon the Effective Date the shares of PPL Electric Common Stock and the shares of PPL Electric Preferred Stock then outstanding shall continue to be registered on the books of PPL Electric, as they appear in the books and records of the Dividing Corporation.

  1.4. Upon the Effective Date there shall be 1,000 shares of common stock of NS&H Corp. outstanding, all of which shall be issued to, and registered in the name of, PPL Corporation, the holder of all of the issued and outstanding shares of PPL Electric Common Stock.

  1.5. Each Resulting Corporation, and its successors or assigns, shall at any time, or from time to time, as and when requested by the other Resulting Corporation, or by its successors and assigns, execute and deliver, or cause to be executed and delivered in its name by any of its duly authorized officers, all such assumptions, acknowledgements, assignments, conveyances, transfers, deeds, or other instruments, and shall take or cause to be taken such further or other action, as the other Resulting Corporation, or its successors and assigns, may deem necessary or desirable in order to (i) evidence the transfer, vesting, or devolution in or to either Resulting Corporation of any property, right, privilege, franchise, or interest, (ii) vest or perfect in either Resulting

Corporation, its successors, or assigns, title to and possession of its respective property, rights, privileges, franchises, and interests, or (iii) otherwise evidence the apportioning of the liabilities of PPL Electric, the Dividing Corporation, between the Resulting Corporations, in the manner specified in, or pursuant to, this Plan and otherwise to carry out the intent and purposes hereof.

  1.6. Articles of Division, incorporating this Plan, shall be executed and filed in the Department of State of the Commonwealth of Pennsylvania (the "Department of State"). This Division shall become effective upon the filing of such Articles of Division in the Department of State (which time is herein referred to as the "Effective Date").

                                  ARTICLE II

                             Dividing Corporation

  2.1. The Dividing Corporation is PPL Electric, with its registered office at Two North Ninth Street, Allentown, Pennsylvania 18101-1179.

  2.2. PPL Electric was duly incorporated as a Pennsylvania corporation on June 4, 1920 with the name Pennsylvania Power & Light Company.

                                  ARTICLE III

                             Surviving Corporation

  3.1. PPL Electric, the Dividing Corporation, will survive the Division.

  3.2. The Articles of Incorporation of PPL Electric, the Dividing Corporation, shall be amended and restated as set forth in Exhibit A attached hereto and shall become the Articles of Incorporation of PPL Electric, the Surviving Corporation.

  3.3. The Bylaws of PPL Electric, the Dividing Corporation, shall be amended and restated as set forth in Exhibit B attached hereto and shall become the Bylaws of PPL Electric, the Surviving Corporation (the "PPL Electric Bylaws"), until changed in the manner therein provided.

  3.4. Except as otherwise provided in Section 4.3 hereof, the directors and officers of PPL Electric, the Dividing Corporation, shall be the directors and officers of PPL Electric, the Surviving Corporation, until changed in the manner provided in the PPL Electric Bylaws.

                                  ARTICLE IV

                          New Corporation; Directors

  4.1. The Articles of Incorporation of NS&H Corp. shall be as set forth in Exhibit C attached hereto. NS&H Corp. will have its registered office at Two North Ninth Street, Allentown, Pennsylvania 18101-1179.

  4.2. The Bylaws of NS&H Corp. shall be in such form as shall be adopted by the Board of Directors of NS&H Corp.

  4.3. On the Effective Date the individuals named on Exhibit D attached hereto and identified as directors of NS&H Corp. shall become the initial directors of NS&H Corp. and the individual named on such Exhibit and identified as an additional director of PPL Electric, the Surviving corporation, shall become an additional director of PPL Electric.

                                   ARTICLE V

                              Effect of Division

  5.1. All the property of PPL Electric, the Dividing Corporation, whether real or personal, tangible or intangible, including all debts due on whatever account to it, and all liabilities of PPL Electric, the Dividing Corporation, shall, upon the Effective Date, to the extent allocated to NS&H Corp. in
Schedule 5.1 attached hereto, be without further act or deed allocated to and vested in NS&H Corp.

  5.2. Except as otherwise provided in this Article V, upon the Effective Date the Surviving Corporation shall be free of all liabilities of the Dividing Corporation to the extent allocated to NS&H Corp. as provided in this
Article V.

  5.3. Except as otherwise provided in this Article V, all of the property, rights, privileges, franchises, interests and liabilities of PPL Electric, the Dividing Corporation, not expressly allocated to NS&H Corp., shall, upon the Effective Date, be unaffected by the Division and shall continue as the property, rights, privileges, franchises, interests and liabilities of PPL Electric, the Surviving Corporation. The Resulting Corporations shall each thenceforth be responsible as separate and distinct corporations only for such liabilities as each corporation may explicitly undertake or incur pursuant to the Division or after the Effective Date in its own name.

  5.4. Each of the Resulting Corporations shall be liable for any transfer taxes, costs, or fees associated with the Division and allocation of property and liabilities as if PPL Electric, the Dividing Corporation, were the seller of such transferred assets or liabilities and NS&H Corp. were the purchaser of such assets or liabilities.

  5.5. All property of PPL Electric, the Dividing Corporation, however allocated pursuant to this Plan, shall remain subject to any liens or encumbrances thereon, and this Plan shall not in any way affect such liens or encumbrances.

  5.6. At and after the Effective Date, except as provided in Section 5.4 hereof, neither of the Resulting Corporations shall be liable, as obligor or guarantor or otherwise, for any liability allocated to the other Resulting Corporation hereunder, and neither of the Resulting Corporations shall have recourse to any property of the other Resulting Corporation, except as otherwise explicitly provided herein.

                                  ARTICLE VI

                              General Provisions

  6.1. The terms and provisions of this Plan of Division shall survive the Effective Date hereof.

  6.2. This Plan of Division shall be binding upon and inure to the benefit of PPL Electric, the Surviving Corporation, and NS&H Corp. and each of their respective successors and assigns.

  6.3. This Plan of Division may be withdrawn by action of the Board of Directors of PPL Electric, the Dividing Corporation, in its sole discretion at any time prior to the filing of Articles of Division in the Department of State. Upon such withdrawal, this Plan of Division shall be of no force or effect.

  IN WITNESS WHEREOF, PPL Electric, the Dividing Corporation, has executed
this Plan of Division, this      day of         , 2001.

ATTEST:

                                         PPL ELECTRIC UTILITIES CORPORATION

_______________________________________  By: __________________________________
Secretary                                Name:
                                         Title:

                                 SCHEDULE 5.1

  A. The assets of PPL Electric, the Dividing Corporation, allocated to NS&H Corp. consist of $5 million in cash.

  B. The liabilities of PPL Electric, the Dividing Corporation, allocated to NS&H Corp. consist of the following:

    --liabilities of the Dividing Corporation, if any, under contracts that prior to the effective date of the division the Dividing Corporation assigned to PPL Corporation or any other direct or indirect subsidiary of PPL Corporation and any other contracts under which the Dividing Corporation has joint liability with PPL Corporation or any other direct or indirect subsidiary of PPL Corporation, for which releases from the other contracting party or parties have not been obtained by the Dividing Corporation;

    --liabilities of the Dividing Corporation, if any, under any employee benefit plans, programs, policies, agreements and other arrangements where the Dividing Corporation may be responsible for payments to employees of PPL Corporation or any other direct or indirect subsidiary of PPL Corporation, other than liabilities for which the Company is liable under applicable law or regulation notwithstanding the division;

    --liabilities of the Dividing Corporation, if any, for damages with respect to claims that may be made in the future based on occurrences arising prior to the effective date of the division for which the Dividing Corporation may be jointly liable with PPL Corporation or any other direct or indirect subsidiary of PPL Corporation, other than tax liabilities and liabilities for which the Dividing Corporation is liable under applicable law or regulation notwithstanding the division; and

    --liabilities of the Dividing Corporation, if any, for damages with respect to claims that may be made in the future based on occurrences arising prior to the effective date of the division which do not relate to or arise out of (1) the Dividing Corporation's transmission and distribution businesses or (2) those business activities that are related to or arise out of its electric transmission and distribution businesses, other than tax liabilities and liabilities for which the Dividing Corporation is liable under applicable law or regulation notwithstanding the division.

                                                                      Exhibit A

                      PPL ELECTRIC UTILITIES CORPORATION

                AMENDED AND RESTATED ARTICLES OF INCORPORATION

  ARTICLE I. The name of the Corporation is

                      PPL ELECTRIC UTILITIES CORPORATION

  ARTICLE II. The location and post office address of the registered office of the Corporation in this Commonwealth is

                            Two North Ninth Street
                         Allentown, Pennsylvania 18101

  ARTICLE III. The purpose or purposes for which the Corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania are to engage in, and do any lawful act concerning, any or all lawful business for which a corporation may be incorporated under said Business Corporation Law, including but not limited to:

    1. The supply of light, heat or power to the public by means of electricity or by any other means.

    2. The production, generation, manufacture, transmission, storage, distribution or furnishing of artificial or natural gas, electricity or steam or air conditioning or refrigerating services, or any combination thereof to or for the public.

    3. The diverting, pumping or impounding of water for the development or furnishing of hydroelectric power to or for the public.

    4. The transportation of artificial or natural gas, electricity, petroleum or petroleum products or water or any combination of such substances for the public.

    5. The diverting, developing, pumping, impounding, distributing or furnishing of water from either surface or subsurface sources to or for the public.

    6. Manufacturing, processing, owning, using and dealing in personal property of every class and description, engaging in research and development, the furnishing of services, and acquiring, owning, using and disposing of real property of every nature whatsoever.

  ARTICLE IV. The term for which the Corporation is to exist is perpetual.

  ARTICLE V. The aggregate number of shares which the Corporation shall have authority to issue is 185,629,936 shares, divided into 629,936 shares of 4 1/2% Preferred Stock, par value $100 per share; 10,000,000 shares of Series Preferred Stock, par value $100 per share; 5,000,000 shares of Preference Stock, without nominal or par value; and 170,000,000 shares of Common Stock, without nominal or par value.

  ARTICLE VI. The designations, preferences, qualifications, limitations, restrictions, and the special or relative rights in respect of the shares of each class shall be as follows:

                      Division A--4 1/2% PREFERRED STOCK

  SECTION 1. Dividend Rate. The 4 1/2% Preferred Stock shall be entitled to
             -------------
dividends, as provided in Division C, at the rate of four and one-half percent (4 1/2%) per annum, such dividends to be cumulative from the date of issuance thereof.

  SECTION 2. Restrictions on Certain Corporate Action. (A) Upon the vote of a
             ----------------------------------------
majority of all the Directors of the Corporation and of a majority of the total number of shares of stock then issued and outstanding and entitled to vote, the Corporation may from time to time create or authorize one or more other classes of stock with such designations, rights, privileges, limitations, preferences, voting powers, prohibitions, restrictions or qualifications of the voting and other rights and powers and terms as to redemption as may be determined by said vote, which may be the same or different from the designations, rights, privileges, limitations, preferences, voting powers, prohibitions, restrictions or qualifications of the classes of stock of the Corporation then authorized; provided, however, that no new class of stock shall hereafter be created or authorized which is entitled to dividends or shares in distribution of assets on a parity with or in priority to the 4 1/2% Preferred Stock, nor shall there be created or authorized any securities convertible into shares of any such stock, unless the holders of record of not less than two-thirds of the number of shares of 4 1/2% Preferred Stock then outstanding shall consent thereto in writing or by voting therefor in person or by proxy at the meeting of shareholders at which the creation or authorization of such new class of stock or such convertible securities is considered. Any such vote may authorize any shares of any class then authorized but unissued to be issued as shares of such new class or classes.

  (B) The expressed rights, privileges, terms and conditions of the 4 1/2% Preferred Stock then outstanding shall not be amended, altered, changed or repealed in a manner substantially prejudicial to the holders thereof unless the holders of record of not less than two-thirds of the number of shares of the 4 1/2% Preferred Stock then outstanding shall consent thereto in writing or by voting therefor in person or by proxy at the meeting of shareholders at which such amendment, alteration, change or repeal is considered.

                      Division B--SERIES PREFERRED STOCK

  SECTION 1. Division into Series. (A) All shares of Series Preferred Stock
             --------------------
shall be identical except that the dividend rate, the amount to which such shares shall be entitled upon redemption and upon liquidation, the sinking fund, if any, as well as the provisions, if any, with respect to convertibility may vary between different series. The Series Preferred Stock may be divided into, and issued from time to time, in one or more series, each of such series to have such distinctive designation, terms, relative rights, privileges, limitations, preferences and voting powers and such prohibitions, restrictions, and qualifications of the voting and other rights and powers as are fixed and determined in this Article VI or in a resolution or resolutions providing for the issue of such series adopted by the Board of Directors as provided in this Division B.

  (B) Authority is hereby expressly granted to the Board of Directors to establish one or more series of Series Preferred Stock and with respect to each series to fix and determine by resolution or resolutions providing for the issue of such series:

    (1) the number of shares to constitute such series and the distinctive designation thereof to distinguish the shares thereof from the shares of all other series and classes;

    (2) the dividend rate on the shares of such series, and the date or dates from which dividends shall be cumulative;

    (3) the amount to which shares of such series shall be entitled upon redemption;

    (4) the amount to which shares of such series shall be entitled upon liquidation;

    (5) the amount of the sinking fund, if any, for the purchase or redemption of shares of such series; and

    (6) the terms and conditions, if any, upon which the shares of such series may be converted into other securities of the Corporation.

  SECTION 2. Restrictions on Certain Corporate Action. (A) Upon the vote of a
             ----------------------------------------
majority of all of the Directors of the Corporation and of a majority of the total number of shares of stock then issued and outstanding and entitled to vote, the Corporation may from time to time create or authorize one or more classes of stock in addition to the Series Preferred Stock, the 4 1/2% Preferred Stock, the Preference Stock and the Common Stock, with such designations, rights, privileges, limitations, preferences, voting powers, prohibitions, restrictions or qualifications of the voting and other rights and powers and terms as to redemption as may be determined by said vote, which may be the same or different from the designations, rights, privileges, limitations, preferences, voting powers, prohibitions, restrictions or qualifications of the classes of stock of the Corporation then authorized; provided, however, that no new class of stock shall hereafter be created or authorized which is entitled to dividends or shares in distribution of assets on a parity with or in priority to the Series Preferred Stock, nor shall there be created or authorized any securities convertible into shares of any such stock, unless the holders of record of not less than two-thirds of the number of shares of the Series Preferred Stock and the 4 1/2% Preferred

Stock then outstanding (consenting or voting as a single class separate from the holders of the Preference Stock and the Common Stock) shall consent thereto in writing or by voting therefor in person or by proxy at the meeting of shareholders at which the creation or authorization of such new class of stock or such convertible securities is considered. Any such vote may authorize any shares of any class then authorized but unissued to be issued as shares of such new class or classes.

  (C) The provisions of this Section 2 of this Division B requiring the approval of a specified percentage of the holders of the Series Preferred Stock and the 4 1/2% Preferred Stock voting or consenting as a class shall be construed as in addition to and not in substitution for, any provisions of Division A of this Article VI requiring the approval of the holders of a specified percentage of the 4 1/2% Preferred Stock.

  (D) The expressed rights, privileges, terms and conditions of the Series Preferred Stock then outstanding, insofar as they are set forth in the foregoing subsections of this Section 2 shall not be amended, altered, changed or repealed in a manner substantially prejudicial to the holders thereof unless (1) the holders of record of not less than two-thirds of the number of shares of the Series Preferred Stock and the 4 1/2% Preferred Stock then outstanding (consenting or voting as a single class separate from the holders of the Preference Stock and the Common Stock) shall consent thereto in writing or by voting therefor in person or by proxy at the meeting of shareholders at which such amendment, alteration, change or repeal is considered, and (2) the expressed rights, privileges, terms and conditions of the 4 1/2% Preferred Stock, are, at the same time, similarly amended, altered, changed or repealed. The expressed rights, privileges, terms and conditions of the Series Preferred Stock then outstanding, other than those set forth in the foregoing subsections of this Section 2, shall not be amended, altered, changed or repealed in a manner substantially prejudicial to the holders thereof unless the holders of record of not less than two-thirds of the number of shares of the Series Preferred Stock then outstanding shall consent thereto in writing or by voting therefor in person or by proxy at the meeting of shareholders at which such amendment, alteration, change or repeal is considered.

  SECTION 3. Variations Among Series of Series Preferred Stock. (A) 4.60%
             -------------------------------------------------
Series Preferred Stock. The terms of the "4.60% Series Preferred Stock," in the respects in which the shares of such series may vary from shares of other series of the Series Preferred Stock shall be as follows: the dividend rate shall be 4.60% per annum, and dividends on each share of such series shall be cumulative from the date or dates of initial issue of shares of such series; the redemption price shall be $103 per share at any time; $103 per share shall be payable upon any voluntary liquidation, dissolution or winding up of the Corporation and $100 per share shall be payable upon any involuntary liquidation, dissolution or winding up of the Corporation. The number of shares of this series authorized is 63,000 shares.

  (B) 4.40% Series Preferred Stock. The terms of the "4.40% Series Preferred Stock" in the respects in which the shares of such series may vary from shares of other series of the Series Preferred Stock shall be as follows: the dividend rate shall be 4.40% per annum, and dividends on each share of such series shall be cumulative from the date or dates of the initial issue of shares of such series; the redemption price shall be $102 per share at any time; $102 per share shall be payable upon any voluntary liquidation, dissolution or winding up of the Corporation and $100 per share shall be payable upon any involuntary liquidation, dissolution or winding up of the Corporation. The number of shares of this series authorized is 229,214 shares.

  (C) 3.35% Series Preferred Stock. The terms of the "3.35% Series Preferred Stock" in the respects in which the shares of such series may vary from shares of other series of the Series Preferred Stock shall be as follows: the dividend rate shall be 3.35% per annum and dividends on each share of such Series shall be cumulative from the date or dates of the initial issue of shares of such series; the redemption price shall be $103.50 per share at any time; $103.50 per share shall be payable upon any voluntary liquidation, dissolution or winding up of the Corporation and $100 per share shall be payable upon any involuntary liquidation, dissolution or winding up of the Corporation. The number of shares of this series authorized is 53,248 shares.

  (D) 6.75% Series Preferred Stock. The terms of the "6.75% Series Preferred Stock" in the respects in which the shares of such series may vary from shares of other series of the Series Preferred Stock shall be as follows:

    (1) The dividend rate shall be 6.75% per annum and dividends on each share of such Series shall be cumulative from the date or dates of the initial issue of shares of such series;

    (2) Shares of this Series are not redeemable prior to October 1, 2003. On or after October 1, 2003, the Corporation may, by resolution of the Board of Directors or the Executive Committee of the Board of Directors, redeem all, or from time to time, any part of the outstanding shares of this Series, at the following redemption prices per share:

   If Redeemed During Twelve Month Period                             Redemption
   Ending September 30                                                  Prices
   --------------------------------------                             ----------
   2004..............................................................   103.38%
   2005..............................................................   103.04
   2006..............................................................   102.70
   2007..............................................................   102.36
   2008..............................................................   102.03
   2009..............................................................   101.69
   2010..............................................................   101.35
   2011..............................................................   101.01
   2012..............................................................   100.68
   2013..............................................................   100.34

and thereafter at $100.00 per share. Any shares of this Series which are redeemed, repurchased or otherwise reacquired by the Corporation shall, until further action by the Board of Directors or the Executive Committee of the Board of Directors, have the status of authorized and unissued shares of Series Preferred Stock, without designation as to series.

    (3) $100.00 per share shall be payable upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation. The shares of this Series shall not be convertible into shares of any other class or classes or into any other securities of the Corporation. The number of shares of this series authorized is 850,000 shares.

  (E) 6.125% Series Preferred Stock. The terms of the "6.125% Preferred Stock"
      -----------------------------
in the respects in which the shares of such series may vary from shares of other series of the Series Preferred Stock shall be as follows:

    (1) The dividend rate shall be 6.125% per share per annum and dividends on each share of such Series shall be cumulative from the date or dates of the initial issue of shares of such Series;

    (2) So long as any shares of this Series remain outstanding, the Corporation, after full dividends on all outstanding shares of the 4 1/2% Preferred Stock and the Series Preferred Stock, including this Series, for all past dividend periods shall have been paid or set aside, shall redeem as and for a sinking fund for the retirement of this Series (the "6.125% Sinking Fund"), out of funds legally available therefor, (i) annually on October 1 in each of the years 2003 through 2007, 57,500 shares of this Series, and (ii) on October 1, 2008, the remaining shares of this Series. The Corporation's obligation to make redemptions for the 6.125% Sinking Fund on any such October 1 as provided in this subparagraph (2) (such obligations on each such date being herein called the "6.125% Sinking Fund Obligation") shall be cumulative so that if on any such October 1 the funds of the Corporation legally available for the 6.125% Sinking Fund shall be insufficient to permit the Corporation to discharge its 6.125% Sinking Fund Obligation on such date, or if for any other reason such 6.125% Sinking Fund Obligation shall not have been discharged in full on such date, then such 6.125% Sinking Fund Obligation, to the extent not discharged, shall become an additional 6.125% Sinking Fund Obligation for each succeeding October 1 until fully discharged. The price at which shares of this Series shall be called for redemption through the 6.125% Sinking Fund shall be $100 per share, plus an amount equal to accumulated and unpaid dividends to the date of such redemption computed as provided in Section 5 of Division C of Article VI of these Amended and Restated Articles of Incorporation. The Corporation's 6.125% Sinking Fund Obligation may be discharged, in whole or part, by the application of any shares of this Series purchased or otherwise acquired by the Corporation on or before such date. If the Corporation shall for any reason fail to discharge in full its 6.125% Sinking Fund Obligation on any such October 1, the Corporation shall not thereafter, unless and until such 6.125% Sinking Fund Obligation and its 6.125% Sinking Fund Obligation for each and every prior October 1 shall have been discharged in full, declare or pay any dividend on, or make any other distribution of property with respect to, or purchase or otherwise acquire, any of its Common Stock.

    (3) Shares of this Series are not redeemable prior to October 1, 2003. On and after October 1, 2003, the Corporation may, by resolution of the Board of Directors or the Executive Committee of the Board of

  Directors, redeem all, or from time to time, any part of the outstanding shares of this Series at $100 per share. Any shares of this Series which are redeemed, repurchased or otherwise reacquired by the Corporation shall, until further action by the Board of Directors or the Executive Committee of the Board of Directors, have the status of authorized and unissued shares of Series Preferred Stock, without designation as to series.

    (4) $100.00 per share shall be payable upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation. The shares of this Series shall not be convertible into shares of any other class or classes or into any other securities of the Corporation. The number of shares of this series authorized is 1,150,000 shares.

  (F) 6.33% Series Preferred Stock. The terms of the "6.33% Preferred Stock"
      ----------------------------
in the respects in which the shares of such series may vary from shares of other series of the Series Preferred Stock shall be as follows:

    (1) The dividend rate shall be 6.33% per share per annum and dividends on each share of such Series shall be cumulative from the date or dates of the initial issue of shares of such Series;

    (2) So long as any shares of this Series remain outstanding, the Corporation, after full dividends on all outstanding shares of the 4 1/2% Preferred Stock and the Series Preferred Stock, including this Series, for all past dividend periods shall have been paid or set aside, shall redeem as and for a sinking fund for the retirement of this Series (the "6.33% Sinking Fund"), out of funds legally available therefor, (i) annually on July 1 in each of the years 2003 through 2007, 50,000 shares of this Series, and (ii) on July 1, 2008, the remaining shares of this Series. The Corporation's obligation to make redemptions for the 6.33% Sinking Fund on any such July 1 as provided in this subparagraph (2) (such obligations on each such date being herein called the "6.33% Sinking Fund Obligation") shall be cumulative so that if on any such July 1 the funds of the Corporation legally available for the 6.33% Sinking Fund shall be insufficient to permit the Corporation to discharge its 6.33% Sinking Fund obligation on such date, or if for any other reason such 6.33% Sinking Fund Obligation shall not have been discharged in full on such date, then such 6.33% Sinking Fund Obligation, to the extent not discharged, shall become an additional 6.33% Sinking Fund Obligation for each succeeding July 1 until fully discharged. The price at which shares of this Series shall be called for redemption through the 6.33% Sinking Fund shall be $100 per share, plus an amount equal to accumulated and unpaid dividends to the date of such redemption computed as provided in Section 5 of Division C of
  Article VI of these Amended and Restated Articles of Incorporation. The Corporation's 6.33% Sinking Fund Obligation may be discharged, in whole or part, by the application of any shares of this Series purchased or otherwise acquired by the Corporation on or before such date. If the Corporation shall for any reason fail to discharge in full its 6.33% Sinking Fund Obligation on any such July 1, the Corporation shall not thereafter, unless and until such 6.33% Sinking Fund Obligation and its 6.33% Sinking Fund Obligation for each and every prior July 1 shall have been discharged in full, declare or pay any dividend on, or make any other distribution of property with respect to, or purchase or otherwise acquire, any of its Common Stock.

    (3) Shares of this Series are not redeemable prior to October 1, 2003. On and after October 1, 2003, the Corporation may, by resolution of the Board of Directors or the Executive Committee of the Board of Directors, redeem all, or from time to time, any part of the outstanding shares of this Series at $100 per share. Any shares of this Series which are redeemed, repurchased or otherwise reacquired by the Corporation shall, until further action by the Board of Directors or the Executive Committee of the Board of Directors, have the status of authorized and unissued shares of Series Preferred Stock, without designation as to series.

    (4) $100.00 per share shall be payable upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation. The shares of this Series shall not be convertible into shares of any other class or classes or into any other securities of the Corporation. The number of shares of this series authorized is 1,000,000 shares.

  (G) 5.95% Series Preferred Stock. The terms of the "5.95% Preferred Stock"
      ----------------------------
in the respects in which the shares of such series may vary from shares of other series of the Series Preferred Stock shall be as follows:

    (1) The dividend rate shall be 5.95% per share per annum and dividends on each share of such Series shall be cumulative from the date or dates of the initial issue of shares of such Series;

    (2) The Corporation, after full dividends on all outstanding shares of the 4 1/2% Preferred Stock and the Series Preferred Stock including this Series, for all past dividend periods shall have been paid or set aside, shall redeem as and for a sinking fund for the retirement of this Series (the "5.95% Sinking Fund"), out of funds legally available therefor, on April 1, 2001, all of the outstanding shares of this Series. If on April 1, 2001, the required number of shares shall not be redeemed because of the lack of legally available funds, or for any other reason, the amount required to be redeemed shall be carried forward until such obligation is fully discharged. The price at which shares of this Series shall be called for redemption through the 5.95% Sinking Fund shall be $100 per share, plus an amount equal to accumulated and unpaid dividends to the date of such redemption computed as provided in Section 5 of Division C of Article VI of these Amended and Restated Articles of Incorporation. If the Corporation shall for any reason fail to discharge in full its 5.95% Sinking Fund obligation on April 1, 2001, the Corporation shall not thereafter, unless and until such 5.95% Sinking Fund obligation shall have been discharged in full, declare or pay any dividend on, or make any other distribution of property with respect to, or purchase or otherwise acquire, any of its Common Stock. Any shares of this Series which are redeemed, repurchased or otherwise reacquired by the Corporation shall, until further action by the Board of Directors or the Executive Committee of the Board of Directors, have the status of authorized and unissued shares of Series Preferred Stock, without designation as to series.

    (3) The amount per share for this Series payable to the holders thereof upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be $100. The shares of this Series shall not be convertible into shares of any other class or classes or into any other securities of the Corporation. The number of shares of this Series authorized is 300,000 shares.

  (H) 6.05% Series Preferred Stock. The terms of the "6.05% Preferred Stock"
      ----------------------------
in the respects in which the shares of such series may vary from shares of other series of the Series Preferred Stock shall be as follows:

    (1) The dividend rate shall be 6.05% per share per annum and dividends on each share of such Series shall be cumulative from the date or dates of the initial issue of shares of such Series;

    (2) The Corporation, after full dividends on all outstanding shares of the 4 1/2% Preferred Stock and the Series Preferred Stock, including this Series, for all past dividend periods shall have been paid or set aside, shall redeem as and for a Sinking Fund for the retirement of this Series (the "6.05% Sinking Fund"), out of funds legally available therefor, on April 1, 2002, all of the outstanding shares of this Series. If on April 1, 2002, the required number of shares shall not be redeemed because of the lack of legally available funds, or for any other reason, the amount required to be redeemed shall be carried forward until such obligation is fully discharged. The price at which shares of this Series shall be called for redemption through the 6.05% Sinking Fund shall be $100 per share, plus an amount equal to accumulated and unpaid dividends to the date of such redemption computed as provided in Section 5 of Division C of Article VI of these Amended and Restated Articles of Incorporation. If the Corporation shall for any reason fail to discharge in full its 6.05% Sinking Fund obligation on April 1, 2002, the Corporation shall not thereafter, unless and until such 6.05% Sinking Fund obligation shall have been discharged in full, declare or pay any dividend on, or make any other distribution of property with respect to, or purchase or otherwise acquire, any of its Common Stock. Any shares of this Series which are redeemed, repurchased or otherwise reacquired by the Corporation shall, until further action by the Board of Directors or the Executive Committee of the Board of Directors, have the status of authorized and unissued shares of Series Preferred Stock, without designation as to series.

    (3) The amount per share for this Series payable to the holders thereof upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be $100. The shares of this Series shall not be convertible into shares of any other class or classes or into any other securities of the Corporation. The number of shares of this Series authorized is 250,000 shares.

  (I) 6.15% Series Preferred Stock. The terms of the "6.15% Preferred Stock"
      ----------------------------
in the respects in which the shares of such series may vary from shares of other series of the Series Preferred Stock shall be as follows:

    (1) The dividend rate shall be 6.15% per share per annum and dividends on each share of such Series shall be cumulative from the date or dates of the initial issue of shares of such Series;

    (2) The Corporation, after full dividends on all outstanding shares of the 4 1/2% Preferred Stock and the Series Preferred Stock, including this Series, for all past dividend periods shall have been paid or set aside, shall redeem as and for a sinking fund for the retirement of this Series (the "6.15% Sinking Fund"), out of funds legally available therefor, on April 1, 2003, all of the outstanding shares of this Series. If on April 1, 2003, the required number of shares shall not be redeemed because of the lack of legally available funds, or for any other reason, the amount required to be redeemed shall be carried forward until such obligation is fully discharged. The price at which shares of this Series shall be called for redemption through the 6.15% Sinking Fund shall be $100 per share, plus an amount equal to accumulated and unpaid dividends to the date of such redemption computed as provided in Section 5 of Division C of Article VI of these Amended and Restated Articles of Incorporation. If the Corporation shall for any reason fail to discharge in full its 6.15% Sinking Fund obligation on April 1, 2003, the Corporation shall not thereafter, unless and until such 6.15% Sinking Fund obligation shall have been discharged in full, declare or pay any dividend on, or make any other distribution of property with respect to, or purchase or otherwise acquire, any of its Common Stock. Any shares of this Series which are redeemed, repurchased or otherwise reacquired by the Corporation shall, until further action by the Board of Directors or the Executive Committee of the Board of Directors, have the status of authorized and unissued shares of Series Preferred Stock, without designation as to series.

    (3) The amount per share for this Series payable to the holders thereof upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation shall be $100. The shares of this Series shall not be convertible into shares of any other class or classes or into any other securities of the Corporation. The number of shares of this Series authorized is 250,000 shares.

  (J) For the purposes of the foregoing paragraphs (A) through (I), the terms "involuntary liquidation, dissolution or winding up" shall include, without being limited to, a liquidation, dissolution or winding up of the Corporation resulting in the distribution of all of the net proceeds of a sale, lease or conveyance of all or substantially all of the property or business of the Corporation to any governmental body including, without limitation, any municipal corporation or political subdivision or authority.

             Division C--PROVISIONS APPLICABLE TO BOTH THE 4 1/2%
                PREFERRED STOCK AND THE SERIES PREFERRED STOCK


  SECTION 1. General. The term "Preferred Stock" whenever used in this Article
             -------
VI, shall be deemed to include the 4 1/2% Preferred Stock, the Series Preferred Stock and any other class of stock entitled to dividends on a parity with the 4 1/2% Preferred Stock and Series Preferred Stock.

  SECTION 2. Dividends. (A) The shares of Preferred Stock shall be entitled to
             ---------
the payment of dividends on a parity with each other at the rate or rates established by or pursuant to the provisions of this Article VI and in preference to the Preference Stock and the Common Stock, but only when and as declared by the Board of Directors, out of funds legally available for the payment of dividends.

  (B) Said dividends shall be payable quarterly on January 1, April 1, July 1 and October 1 of each year or otherwise as the Board of Directors may determine, to shareholders of record as of a date not exceeding forty (40) days and not less than ten (10) days preceding such dividend payment dates, to be fixed by the Board of Directors. The holders of the Preferred Stock shall not be entitled to receive any dividends thereon out of net profits or surplus earnings other than dividends established by or pursuant to this Article VI.

  SECTION 3. Preferences In Distribution. The shares of the 4 1/2% Preferred
             ---------------------------
Stock and the Series Preferred Stock shall be entitled to share on a parity with each other, and shall have a preference over the Preference Stock and the Common Stock, upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, or upon any distribution of assets, other than net profits or surplus earnings until there shall have been paid in respect of the shares of:

    (a) 4 1/2% Preferred Stock--the full par value thereof, or

    (b) Series Preferred Stock--the liquidation price fixed as provided in Division B;

plus, in either case, an amount, if any, by which an amount equivalent to the annual dividend upon such shares from the date after which dividends thereon became cumulative to the date of liquidation exceeds the dividends actually paid thereon or declared and set apart for payment thereon from such date to the date of liquidation. The 4 1/2% Preferred Stock and the Series Preferred Stock shall not receive any share in any voluntary or involuntary liquidation, dissolution or winding up of the Corporation or in any distribution of assets in excess of the aggregate amount specified in this section.

  SECTION 4. Voting Rights. (A) Except as otherwise provided in these Amended
             -------------
and Restated Articles of Incorporation, each share of the 4 1/2% Preferred Stock, the Series Preferred Stock, the Common Stock and (if, and to the extent, stated in the resolution or resolutions providing for the issue of a series of Preference Stock) the Preference Stock shall be equal in voting power and shall entitle the holder thereof to one vote upon any question presented to any shareholders meeting, it being hereby agreed and declared that a majority in number of shares regardless of the class to which such shares may belong is a majority in value or in interest within the meaning of any statute or law requiring the consent of stockholders holding a majority in interest or a greater amount in value of stock of the Corporation.

  (B) If and when dividends payable on any shares of Preferred Stock shall be in default in an amount equivalent to the annual dividend, or more, per share, and thereafter until all dividends on the Preferred Stock (of all classes and series) in default shall have been paid, the holders of the Preferred Stock voting as a single class, separate from the holders of the Preference Stock and the Common Stock, shall be entitled to elect the smallest number of directors necessary to constitute a majority of the full Board of Directors, and the holders of the Common Stock and the Preference Stock (if, and to the extent, stated in the resolution or resolutions providing for the issue of a series of Preference Stock), voting separately as a class, shall have the right to elect the remaining directors of the Corporation. The terms of office, as directors, of all persons who may be directors of the Corporation at the time shall terminate upon the election of a majority of the Board of Directors by the holders of the Preferred Stock, except that, if the holders of the Preference Stock and/or the Common Stock shall not have exercised their right to elect directors of the Corporation (either by voting together as a single class or by voting separately as two distinct classes, as the case may
be) because of the lack of a quorum consisting of a majority of the required class, then such remaining directors shall be elected by the directors whose term of office is thus terminated and who have not been elected by the holders of the Preferred Stock as a class; and in that event, such elected directors shall hold office for the interim period, pending such time s a quorum of the requisite class shall be present at a meeting held for the election of directors.

  (C) If and when all dividends then in default on the Preferred Stock, then outstanding, shall be paid (and such dividends shall be declared and paid out of any funds legally available therefor as soon as reasonably practicable), the holders of the Preferred Stock shall be divested of any special right with respect to the election of directors and the voting power of the holders of the Preferred Stock and the holders of the Common Stock and the Preference Stock (to the extent stated in the resolution or resolutions providing for the issue of a series of Preference Stock) shall revert to the status existing before the first dividend payment date on which dividends on any shares of the Preferred Stock were not paid in full; but always subject to the same provisions for vesting such special rights in the holders of the Preferred Stock in case of further like default or defaults on dividends thereon. Upon the termination of any such special voting right, the terms of office of all persons who may have been elected directors of the Corporation by vote of the holders of the Preferred Stock, as a class, pursuant to such special voting right shall forthwith terminate, and the resulting vacancies shall be filled by the vote of a majority of the remaining directors.

  (D) In case of any vacancy in the office of a director occurring among the directors elected by the holders of the Preferred Stock, voting as a single class separate from the holders of the Common Stock and the holders of any series of Preference Stock with voting rights, the remaining directors elected by the holders of the Preferred Stock, by affirmative vote of a majority thereof, or the remaining director so elected if there be but one, may elect a successor or successors to hold office for the unexpired terms of the director or directors whose place or places shall be vacant.

  (E) In case of any vacancy in the office of a director occurring among the directors not elected by the holders of the Preferred Stock, the remaining directors not elected by the holders of the Preferred Stock, by affirmative vote of a majority thereof, or the remaining such director if there be but one, may elect a successor or successors to hold office for the unexpired term of the director or directors whose place or places shall be vacant.

  (F) Whenever the right shall have accrued to the holders of the Preferred Stock to elect directors, voting as a single class separate from the holders of the Common Stock and the holders of any series of Preference Stock with voting rights, then upon request in writing signed by any holder of the Preferred Stock entitled to vote, delivered by registered mail or in person to the president, a vice president or secretary of the Corporation, it shall be the duty of such officer forthwith to cause notice to be given to the shareholders entitled to vote of a meeting to be held at such time as such officer may fix, not less than ten (10) nor more than sixty (60) days after the receipt of such request, for the purpose of electing directors. At all meetings of shareholders held for the purpose of electing directors during such time as the holders of a class or classes of stock shall have the special right, voting as a single class, separate from the holders of the other class or classes of stock (not entitled to such special right), to elect directors, the presence in person or by proxy of the holders of a majority of such other class or classes of stock (counted either separately as single classes or together as a single class, as the case may
be) shall be required to constitute a quorum of such class or classes for the election of directors, and the presence in person or by proxy of the holders of a majority of the outstanding shares of the class or classes of stock entitled to such special right shall be required to constitute a quorum of such class or classes for the election of directors; provided, however, that the absence of a quorum of the holders of any such class or classes of stock shall not prevent the election at any such meeting or any adjournment thereof of directors by any other class or classes if the necessary quorum of the holders of stock of such other class or classes is present in person or by proxy at such meeting or adjournment thereof; and provided further that in the event a quorum of the holders of the Preferred Stock is not present, then the election of the directors elected by the holders of any other class or classes of stock shall not become effective and the directors so elected by such other class or classes of stock shall not assume their offices and duties until the holders of the Preferred Stock shall have elected the directors they shall be entitled to elect; and provided further, however, that in the absence of a quorum of the holders of stock of any class, a majority of the holders of the stock of such class who are present in person or by proxy shall have the power to adjourn the election of the directors to be elected by such class from day to day or for such longer periods, not exceeding 15 days, each, as such majority shall direct without notice other than announcement at the meeting until the requisite number of holders of such class shall be present in person or by proxy.

  SECTION 5. Redemption. (A) By a majority vote of the Board of Directors of
             ----------
the Corporation:

    (1) the 4 1/2% Preferred Stock may be redeemed in whole or in part at any time at One Hundred Ten Dollars ($110.00) per share, or

    (2) any series of Series Preferred Stock may be redeemed in whole or in part at any time at the redemption price fixed and determined as specified in Division B;

plus, in either case, an amount, if any, by which an amount equivalent to the annual dividend upon such shares from the date after which dividends thereon became cumulative to the date of redemption exceeds the dividends actually paid thereon or declared and set apart for payment thereon from such date to the date of redemption. If, pursuant to such vote, less than all of the shares of any class or series thereof of the Preferred Stock are to be redeemed, the shares to be redeemed shall be selected by lot, in such manner as the Board of Directors of the Corporation shall determine, by a bank or trust company chosen for that purpose by the Board of Directors of the Corporation.

  (B) Nothing herein contained shall limit any right of the Corporation to purchase or otherwise acquire any shares of the Preferred Stock.

  (C) Notice of the intention of the Corporation to redeem shares of the Preferred Stock or any thereof shall be mailed thirty (30) days before the date of redemption to each holder of record of the shares to be redeemed, at his last known post office address as shown by the records of the Corporation. At any time after such notice has been mailed as aforesaid, the Corporation may deposit the aggregate redemption price (or the portion thereof not already paid in the redemption of shares so to be redeemed) with any bank or trust company in the City of Philadelphia, Pennsylvania; City of Allentown, Pennsylvania; or in the City of New York, New York, named in such notice, payable in amounts aforesaid to the respective orders of the record holders of the shares so to be redeemed, on endorsement and surrender of their certificates, and thereupon said holders shall cease to be shareholders with respect to said shares and from and after the making of such deposit, said holders shall have no interest in or claim against the Corporation with respect to said shares, but shall be entitled only to receive said moneys from said bank or trust company with interest, if any, allowed by such bank or trust company on such moneys deposited as provided in this subsection (C), on endorsement and surrender of their certificates as aforesaid.

  (D) Any moneys so deposited, plus interest thereon, if any, and remaining unclaimed at the end of six years from the date fixed for redemption, if thereafter requested by resolution of the Board of Directors of the Corporation, shall be repaid to the Corporation and in the event of such repayment to the Corporation, such holders of record of the shares so redeemed as shall not have made claim against such moneys prior to such repayment to the Corporation shall be deemed to be unsecured creditors of the Corporation for an amount without interest equivalent to the amount deposited, plus interest thereon, if any, allowed by such bank or trust company, as above stated, for the redemption of such shares and so paid to the Corporation.

                         Division D--PREFERENCE STOCK

  SECTION 1. General. To the extent permitted by these Amended and Restated
             -------
Articles of Incorporation, the Board of Directors, by majority vote of a quorum, shall have the authority to issue shares of Preference Stock from time to time in one or more series, and to fix by resolution, at the time of issuance of each of such series, the distinctive designations, terms, relative rights, privileges, qualifications, limitations, options, conversion rights, preferences, and voting powers, and such prohibitions, restrictions and qualifications of voting or other rights and powers thereof except as they are fixed and determined in this Article VI. The dividend rate or rates, dividend payment dates or other terms of a series of Preference Stock may vary from time to time dependent upon facts ascertainable outside of these Amended and Restated Articles of Incorporation if the manner in which the facts will operate to fix or change such terms is set forth in the express terms of the series or upon terms incorporated by reference to an existing agreement between the Corporation and one or more other parties or to another document of independent significance or otherwise to the extent permitted by the Business Corporation Law of 1988.

  SECTION 2. Dividends. Subject to the provisions of Section 2(A) of Division
             ---------
C, the holders of shares of each series of Preference Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any funds legally available for the purpose under 15 Pa.C.S. (S) 1551 (relating to distributions to shareholders) or any superseding provision of law subject to any additional limitations in the express terms of the series, cash dividends at the rate or rates and on the terms which shall have been fixed by or pursuant to the authority of the Board of Directors with respect to such series and no more, payable at such time or times as may be fixed by or pursuant to the authority of the Board of Directors. If and to the extent provided by the express terms of any series of Preference Stock, the holders of the series shall be entitled to receive such other dividends as may be declared by the Board of Directors.

  SECTION 3. Liquidation of the Corporation. Subject to the provisions of
             ------------------------------
Section 3 of Division C, in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Preference Stock shall be entitled to receive from the assets of the Corporation (whether capital or surplus), prior to any payment to the holders of shares of Common Stock or of any other class of stock of the Corporation ranking as to assets subordinate to the Preference Stock, the amount per share (which, in the case of an involuntary liquidation, dissolution or winding up, shall not be in excess of the original offering price per share (not including accrued dividends, if any) or $100 per share, whichever is less) which shall have been fixed and determined by the Board of Directors with respect thereto, plus the accrued and unpaid dividends thereon computed to the date on which payment thereof is made available, whether or not earned or declared. For the purposes of this section, the terms "involuntary liquidation, dissolution or winding up" shall include, without being limited to, a liquidation, dissolution or winding up of the Corporation resulting in the distribution of all of the net proceeds of a sale, lease or conveyance of all or substantially all of the property or business of the Corporation to any governmental body including, without limitation, any municipal corporation or political subdivision or authority.

  SECTION 4. Conversion Privileges. In the event any series of the Preference
             ---------------------
Stock is issued with the privilege of conversion, such stock may be converted, at the option of the record holder thereof, at any time or from time to time, as determined by the Board of Directors, in the manner and upon the terms and conditions stated in the resolution establishing and designating the series and fixing and determining the relative rights and preferences thereof.

  SECTION 5. Redemption. The Corporation, at its option to be exercised by its
             ----------
Board of Directors, may redeem the whole or any part of the Preference Stock or of any series thereof at such time or times as may be fixed by the Board, at the applicable price for each share, and upon the terms and conditions which shall have been fixed and determined by the Board with respect thereto.

  SECTION 6. Voting Rights. Each holder of record of shares of a series of
             -------------
Preference Stock shall have full voting rights of one vote per share or such other limited, multiple, fractional or conditional or no voting rights as shall be stated in the resolution or resolutions of the Board of Directors providing for the issue of the shares of such series. Unless provided in such resolution or resolutions, no holder of shares of Preference Stock shall have cumulative voting rights.

                           Division E--COMMON STOCK

  SECTION 1. Dividends And Shares In Distribution On Common Stock. (A) Subject
             ----------------------------------------------------
to the rights of the holders of the Senior Stock, and the Preference Stock and subordinate thereto, the Common Stock alone shall receive all further dividends and shares upon liquidation, dissolution, winding up or distribution.

  (B) A consolidation or merger of the Corporation with or into any other corporation or corporations shall not be deemed a distribution of assets of the Corporation within the meaning of any provision of this Article VI.

  SECTION 2. Voting Rights. Except as otherwise provided in these Amended and
             -------------
Restated Articles of Incorporation, each share of the 4 1/2% Preferred Stock, the Series Preferred Stock and the Common Stock shall be equal in voting power and shall entitle the holder thereof to one vote upon any question presented to any shareholders' meeting, it being hereby agreed and declared that a majority in number of shares (including, if and to the extent provided pursuant to Division D, shares of Preference Stock) regardless of the class to which such shares may belong is a majority in value or in interest within the meaning of any statute or law requiring the consent of stockholders holding a majority in interest or a greater amount in value of stock of the Corporation.

                              Division F--GENERAL

  Pre-emptive Rights. The Corporation may issue or sell shares, option rights, or securities having conversion or option rights for money or otherwise without first offering them to shareholders of any class or classes.

  Redemption. Any shares of the 4 1/2% Preferred Stock, the Series Preferred Stock, the Preference Stock and the Common Stock which are redeemed, repurchased or otherwise reacquired by the Corporation shall, until further action by the Board of Directors or the Executive Committee of the Board of Directors, have the status of authorized and unissued shares, without, in the case of the Series Preferred Stock, designation as to series.

  Convertibility. Unless otherwise provided in the terms of a series of Series Preferred Stock or Preference Stock or otherwise in these Amended and Restated Articles of Incorporation, the shares of each of the 4 1/2% Preferred Stock, the Series Preferred Stock, the Preference Stock and the Common Stock, respectively, shall not be convertible into shares of any other class or classes or into any other securities of the Corporation.

  ARTICLE VII. A majority of the directors may amend, alter or repeal the Bylaws, subject to the power of the shareholders to change such action; provided, however, that any amendment, alteration or repeal of, or the adoption of any provision inconsistent with, Sections 3.01, 3.01.1, 3.04, 3.05, or 3.13 of the Bylaws, if by action of the shareholders, shall be only upon the affirmative vote of the shareholders entitled to cast at least two-thirds of the votes which all shareholders are entitled to cast, and if by action of the directors, shall be only upon the approval of two-thirds of the directors.

  ARTICLE VIII. These Amended and Restated Articles of Incorporation may be amended in the manner from time to time prescribed by statute and all rights conferred upon shareholders herein are granted subject to this reservation; provided, however, that, notwithstanding the foregoing (and in addition to any vote that may be required by law, these Amended and Restated Articles of Incorporation or the Bylaws), the affirmative vote of the shareholders entitled to cast at least two-thirds of the votes which all shareholders are entitled to cast shall be required to amend, alter or repeal, or to adopt any provision inconsistent with, Articles VII or VIII of these Amended and Restated Articles of Incorporation.

  ARTICLE IX. The following provisions of the Business Corporation Law of 1988 shall not be applicable to the Corporation: 15 Pa.C.S. (S) 2538 (relating to approval of transactions with interested shareholders) and 15 Pa.C.S. Subchapter E (relating to control transactions).

  ARTICLE X. (A) The Corporation shall have at all times at least at least one individual who is an Independent Director. The Independent Director may not delegate his or her duties, authorities or responsibilities hereunder. If the Independent Director resigns, dies or becomes incapacitated, or such position is otherwise vacant, no action requiring the unanimous affirmative vote of the Directors shall be taken until a successor Independent Director is appointed by the Board of Directors and qualifies and approves such action.

  (B) Notwithstanding any other provision of these Articles of Incorporation and any provision of law that otherwise so empowers the Corporation, the shareholders of the Corporation, any Director or any other Person, the Corporation shall not, and neither the shareholders of the Corporation, nor any Director nor any other Person on behalf of the Corporation shall, without the prior unanimous consent of the Directors, including the Independent Director, do any of the following: (i) make a general assignment for the benefit of creditors; (ii) file a petition commencing a voluntary bankruptcy case; (iii) file a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation; (iv) file an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, or the entry of any order appointing a trustee, liquidator, receiver or other person or entity fulfilling a similar function for it or its assets or any substantial portion thereof; (v) seek, consent to or acquiesce in the appointment of a trustee, liquidator, receiver or other person or entity fulfilling a similar function for it or all or any substantial part of its assets; (vi) amend any provision of this Article X or Article XI, or amend
Section 9.05 of the Bylaws; or (vii) take action in furtherance of any such action. In discharging their duties as Directors, including with regard to any action contemplated by the preceding sentence, or with regard to any action taken or determination made at any time when the Corporation is insolvent, the Directors of the Corporation may, in considering the best interests of the Corporation, consider the effects of any action upon any groups affected by such action, including the creditors of the Corporation. The Directors shall not be required, in considering the best interests of the Corporation or the effects of any action, to regard the interests of shareholders of the Corporation as a dominant or controlling interest or factor.

  (C) As used in this Article X, the following terms shall have the following meanings:

  "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

  "Independent Director" shall mean, with respect to the Corporation, a Director who is not, and within the previous five years was not (except solely by virtue of such Person's serving as, or being an Affiliate of any other Person serving as, an independent director or manager, as applicable, of any bankruptcy-remote special purpose entity that is an Affiliate of PPL Corporation or the Corporation) (i) a shareholder, member, partner, director, officer, manager, employee, Affiliate, customer, supplier or independent contractor of, or a Person that has received any benefit in any form whatever from (other than in such Director's capacity as a ratepayer or customer of the Corporation in the ordinary course of business), or a Person that has provided any service in any form whatsoever to, or any major creditor (or any Affiliate of any major creditor) of, the Corporation, PPL Corporation, or any of their Affiliates, or (ii) a Person owning beneficially, directly or indirectly, any outstanding shares of common stock, any limited liability company interests or any partnership interests, as applicable, of the Corporation, PPL Corporation or any of their Affiliates, or of any major creditor (or any Affiliate of any major creditor) of any of the foregoing, or a shareholder, member, partner, director, officer, manager, employee, Affiliate, customer, supplier, creditor or independent contractor of, or a Person that has received any benefit in any form whatever from (other than in such Person's capacity as a ratepayer or customer of the Corporation in the ordinary course of business), or a Person that has provided any service in any form whatever to, such beneficial owner or any of such beneficial owner's Affiliates, or (iii) a member of the immediate family of any person described above; provided that the indirect or beneficial ownership of stock through a mutual fund or similar diversified investment vehicle with respect to which the owner does not have discretion or control over the investments held by such diversified investment vehicle shall not preclude such owner from being an Independent Director. For purposes of this definition, "major creditor" shall mean a natural person or business entity to which the Corporation, PPL Corporation or any of their Affiliates has outstanding indebtedness for borrowed money or credit on open account in a sum sufficiently large as would reasonably be expected to influence the judgment of the proposed Independent Director adversely to the interests of the Corporation when the interests of that Person are adverse to those of the Corporation.

  "Person" shall mean any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company, joint stock company, corporation, trust, unincorporated organization, governmental authority or other entity.

  "PPL Corporation" shall mean PPL Corporation, a Pennsylvania corporation, or any successor thereto as holder of the common stock of the Corporation, and/or any other Person that is or becomes an Affiliate of the Corporation as a result of its holding of shares of the Corporation.

  ARTICLE XI. No shareholder of the Corporation and no creditor of any shareholder of the Corporation shall have any claim on the assets of the Corporation except to the extent of any dividends or other distributions declared by the Board of Directors or otherwise expressly provided for by these Articles of Incorporation or the Business Corporation Law of the Commonwealth of Pennsylvania.

                                                                      Exhibit B
                                   Bylaws of
                      PPL Electric Utilities Corporation

                               Table of Contents

 Section                                                                    Page
 -------                                                                    ----
 ARTICLE I:Offices and Fiscal Year
 Section 1.01.   Registered Office.......................................     1
 Section 1.02.   Fiscal Year.............................................     1
 Section 1.03.   Corporate Seal..........................................     1


 ARTICLE II:Meetings of Shareholders
 Section 2.01.   Place of Meeting........................................     1
 Section 2.02.   Annual Meeting..........................................     1
 Section 2.03.   Special Meetings........................................     1
 Section 2.04.   Notice of Meetings......................................     1
 Section 2.05.   Quorum, Manner of Acting, and Adjournment...............     1
 Section 2.06.   Organization............................................     2
 Section 2.07.   Voting and Proxies......................................     2
 Section 2.08.   Voting Lists............................................     2
 Section 2.09.   Judges of Election......................................     3
 Section 2.10.   Determination of Shareholders of Record.................     3


 ARTICLE III:Board of Directors
 Section 3.01.   Authority, Number and Qualifications....................     3
 Section 3.01.1. Term of Office..........................................     3
 Section 3.02.   Organization............................................     3
 Section 3.03.   Resignations............................................     3
 Section 3.04.   Vacancies...............................................     3
 Section 3.05.   Removal by Shareholders.................................     4
 Section 3.06.   Place of Meeting........................................     4
 Section 3.07.   Organization Meeting....................................     4
 Section 3.08.   Regular Meetings........................................     4
 Section 3.09.   Special Meetings........................................     4
 Section 3.10.   Quorum, Manner of Acting, and Adjournment...............     4
 Section 3.11.   Executive and Other Committees..........................     4
 Section 3.12.   Compensation............................................     5
                 Nominations for Election of Directors and Proposed
 Section 3.13.   Business to be Transacted...............................     5


 ARTICLE IV:Notice--Waivers--Meetings
 Section 4.01.   Manner of Giving Notice.................................     6
 Section 4.02.   Waivers of Notice.......................................     7
 Section 4.03.   Conference Telephone Meetings...........................     7


 ARTICLE V:Officers
 Section 5.01.   Number, Qualifications and Designation..................     7
 Section 5.02.   Election and Term of Office.............................     7
 Section 5.03.   Resignations............................................     7
 Section 5.04.   Removal.................................................     7
 Section 5.05.   Vacancies...............................................     7
 Section 5.06.   General Powers..........................................     7
 Section 5.07.   Compensation............................................     7
 Section 5.08.   Standard of Care........................................     8


 ARTICLE VI:Certificates of Stock, Transfer, Etc.
 Section 6.01.   Issuance................................................     8
 Section 6.02.   Transfer................................................     8
 Section 6.03.   Share Certificates......................................     8
 Section 6.04.   Lost, Stolen, Mutilated or Destroyed Certificates.......     8


 ARTICLE VII:Indemnification of Directors, Officers, Etc.
 Section 7.01.   Personal Liability of Directors.........................     8
 Section 7.02.   Indemnification of Directors and Officers...............     8
                 Indemnification of Persons Not Indemnified Under Section
 Section 7.03.   7.02....................................................     9


 ARTICLE VIII:Amendments
 Section 8.01.   Amendment of Bylaws.....................................    11

                               Table of Contents

 Section                                                                    Page
 -------                                                                    ----
 ARTICLE IX:Separateness
 Section 9.01.  Business Activities.......................................   11
 Section 9.02.  Separateness Provisions...................................   11
 Section 9.03.  Director Actions..........................................   12
 Section 9.04.  Definitions...............................................   12
 Section 9.05.  Amendment of Certain Provisions...........................   12

                                    BYLAWS
                                      OF
                      PPL ELECTRIC UTILITIES CORPORATION
                         (a Pennsylvania Corporation)

                                   ARTICLE I

                            Offices and Fiscal Year

  Section 1.01. Registered Office. The registered office of the corporation in
                -----------------
the Commonwealth of Pennsylvania shall be at Two North Ninth Street, Allentown, Pennsylvania 18101.

  Section 1.02. Fiscal Year. The fiscal year of the corporation shall begin on
                -----------
the first day of January in each year.

  Section 1.03. Corporate Seal. The corporation shall have a corporate seal in
                --------------
the form of a circle containing the name of the corporation, the year of incorporation and such other details, if any, as approved by the board of directors.

                                  ARTICLE II

                           Meetings of Shareholders

  Section 2.01. Place of Meeting. All meetings of the shareholders of the
                ----------------
corporation shall be held at the registered office of the corporation unless another place is designated by the board of directors in the notice of such meeting.

  Section 2.02. Annual Meeting. The board of directors may fix the date and
                --------------
time of the annual meeting of the shareholders, but if no such date and time is fixed by the board the meeting for any calendar year shall be held on the fourth Wednesday in April in such year, at 2 o'clock P.M., and at said meeting the shareholders then entitled to vote shall elect directors and shall transact such other business as may properly be brought before the meeting.

  Section 2.03. Special Meetings. Special meetings of the shareholders of the
                ----------------
corporation for any purpose or purposes may be called at any time by the Chairman of the Board, if there be one, or, in the case of a vacancy in the office, the President; or by the board of directors.

  Section 2.04. Notice of Meetings. Written notice of every meeting of the
                ------------------
shareholders, whether annual or special, shall be given to each shareholder of record entitled to vote at the meeting, at least five days prior to the day named for the meeting; provided, however, that at least ten days written
                       --------  -------
notice prior to the day of the meeting shall be given in the case of any annual or special meeting at which there is to be considered any amendment to the Articles of Incorporation of the corporation, the sale of all or substantially all of its assets, or its merger with or consolidation into any other corporation. Such notice shall specify the place, day and hour of the meeting and, in the case of a special meeting of shareholders, the general nature of the business to be transacted.

  Section 2.05. Quorum, Manner of Acting, and Adjournment.
                -----------------------------------------
  (a) Quorum. The presence in person or by proxy of shareholders entitled to
      ------
cast a majority of the votes which all shareholders are entitled to cast on the particular matter shall constitute a quorum for the purposes of consideration and action on the matter. Shares of the corporation owned, directly or indirectly, by it and controlled, directly or indirectly, by the board of directors, as such, shall not be counted in determining the total number of outstanding shares for quorum purposes at any given time. The shareholders present at a duly organized meeting can continue to do business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

  (b) Adjournments. Any regular or special meeting of the shareholders,
      ------------
including one at which directors are to be elected and one which cannot be organized because a quorum has not attended, may be adjourned for such period and to such place as the shareholders present and entitled to vote shall direct.

  Except as otherwise provided in the Articles of Incorporation, those shareholders entitled to vote who attend a meeting called for the election of directors that has been previously adjourned for lack of a quorum, although less than a quorum as fixed in this section, shall nevertheless constitute a quorum for the purpose of electing directors. Also, except as otherwise provided in the Articles of Incorporation, those shareholders entitled to vote who attend a meeting of shareholders that has been previously adjourned for one or more periods aggregating at least 15 days because of an absence of a quorum, although less than a quorum, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the notice of the meeting if the notice states that those shareholders who attend the adjourned meeting shall nevertheless constitute a quorum for the purpose of acting upon the matter.

  (c) Action by Shareholders. Except as otherwise provided in the Articles of
      ----------------------
Incorporation, a section of these bylaws adopted by the shareholders or the Business Corporation Law, whenever any corporate action is to be taken by vote of the shareholders, it shall be authorized upon receiving the affirmative vote of a majority of the votes cast by all shareholders entitled to vote thereon and, if any shareholders are entitled to vote thereon as a class, upon receiving the affirmative vote of a majority of the votes cast by the shareholders entitled to vote as a class.

  Section 2.06. Organization. At every meeting of the shareholders, the
                ------------
Chairman of the Board, or, in the case of vacancy in the office or absence of the Chairman of the Board, one of the following directors or officers: a director designated by the Chairman, the president, an executive vice president, a senior vice president, any vice president, or a Chairman chosen by the shareholders entitled to cast a majority of the votes which all shareholders present in person or by proxy are entitled to cast, shall act as Chairman; and the secretary or a person appointed by the Chairman shall act as secretary.

  Section 2.07 Voting and Proxies. Except as otherwise provided by statute or
               ------------------
in the Articles of Incorporation, every shareholder of record shall have the right to one vote for every share standing in his name on the books of the corporation.

  In all elections for directors, every shareholder entitled to vote shall have the right to multiply the number of votes to which he may be entitled by the total number of directors to be elected in the same election by the holders of the class of shares of which his shares are a part, and he may cast the whole number of such votes for one candidate or he may distribute them among any two or more candidates. The candidates receiving the highest number of votes from each class or group of classes entitled to elect directors separately up to the number of directors to be elected in the same election by such class or group of classes shall be elected.

  Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy. Every proxy shall be executed in writing by the shareholder or by his duly authorized attorney in fact and filed with the secretary of the corporation. A proxy, unless coupled with an interest, shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until notice thereof has been given to the secretary of the corporation. No unrevoked proxy shall be valid after eleven months from the date of its execution, unless a longer time is expressly provided therein, but in no event shall any proxy, unless coupled with an interest, be voted on after three years from the date of its execution. A proxy shall not be revoked by the death or incapacity of the maker unless, before the vote is counted or the authority is exercised, written notice of such death or incapacity is given to the secretary of the corporation. A proxy coupled with an interest shall include an unrevoked proxy in favor of a creditor of a shareholder and such a proxy shall be valid as long as the debt owed by him to the creditor remains unpaid.

  Section 2.08. Voting Lists. The officer or agent of the corporation having
                ------------
charge of the transfer books for shares of the corporation shall make a complete list of the shareholders entitled to vote at any meeting of shareholders, arranged in alphabetical order, with the address of and the number of shares held by each. The list shall be produced and kept open at the time and place of the meeting, and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof. In lieu of the making of such list, the corporation may make the information therein available at the meeting by any other means. The original share register or transfer book or a duplicate thereof, kept in Pennsylvania, shall be prima facie evidence as to who are the shareholders entitled to examine such list or share register or transfer book, or to vote, in person or by proxy, at any meeting of shareholders.

  Section 2.09. Judges of Election. In advance of any meeting of shareholders,
                ------------------
the board of directors may appoint one or three judges of election, who need not be shareholders. If judges of election be not so appointed, the chairman of the meeting may, and on the request of any shareholder or his proxy shall, appoint judges of election at the meeting. The judges of election shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum and the authenticity, validity and effect of proxies, receive votes or ballots, hear and determine all challenges and questions in any way arising in connection with nominations by shareholders or the right to vote, count and tabulate all votes, determine the result and do such acts as may be proper to conduct the election or vote with fairness to all shareholders. If there are three judges of election, the decision, act or certificate of a majority shall be effective in all respects as the decision, act or certificate of all.

  On request of the chairman of the meeting or of any shareholder, the judges shall make a report in writing of any challenge or question or matter determined by them, and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated therein.

  Section 2.10. Determination of Shareholders of Record. The board of
                ---------------------------------------
directors may fix a date as a record date for the determination of the shareholders entitled to notice of, or to vote at, any meeting of shareholders, which date, except in the case of an adjourned meeting, shall be not more than 90 days prior to the date of the meeting. Only shareholders of record on the date so fixed, and no others, shall be entitled to notice of, or to vote at, such meeting, notwithstanding any transfer of any shares on the books of the corporation after any such record date so fixed. When a determination of shareholders of record has been made for purposes of a meeting, the determination shall apply to any adjournment thereof unless the board of directors fixes a new record date for the adjourned meeting. The board of directors may similarly fix a record date for the determination of shareholders of record for any other purpose. If a record date is not fixed by the board of directors, the record date shall be as determined in the Business Corporation Law.

                                  ARTICLE III

                              Board of Directors

  Section 3.01. Authority, Number and Qualifications. The business and affairs
                ------------------------------------
of the corporation shall be managed under the direction of a board of directors. The board of directors shall consist of not less than six and not more than twenty directors, as shall be fixed from time to time by resolution of the board of directors. All directors of the corporation shall be natural persons of full age, but need not be residents of Pennsylvania. They shall be shareholders in the corporation. A director may also be an officer or employee of the corporation.

  Section 3.01.1 Term of Office. Each director shall hold office until the
                 --------------
expiration of the term for which he or she was selected and until a successor shall have been elected and qualified or until his or her earlier death, resignation or removal.

  Section 3.02. Organization. At every meeting of the Board of Directors, the
                ------------
Chairman of the Board, if there be one, or, in the case of a vacancy in the office or absence of the Chairman of the Board, the Vice Chairman, or a Chairman chosen by a majority of the directors present, shall preside, and the secretary, or any person appointed by the Chairman of the meeting, shall act as secretary.

  Section 3.03. Resignations. Any director of the corporation may resign at
                ------------
any time by giving written notice to the Chairman of the Board, if there be one, or the President, or the secretary of the corporation. Such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

  Section 3.04. Vacancies. The board of directors may declare vacant the
                ---------
office of a director if he be declared of unsound mind by an order of court, or convicted of felony, or for any other proper cause.

  Except as otherwise provided in the Articles of Incorporation, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the majority vote of the directors then in office, although less than a quorum. Each director so chosen shall hold office until the next election of the class for which such director has been chosen, and until his or her successor has been selected and qualified or until his or her earlier death, resignation or removal.

  If one or more directors shall resign from the board effective as of a future date, the directors then in office, including those who have so resigned, shall have power by the applicable vote to fill the vacancies, the vote thereon to take effect when the resignations become effective.

  Section 3.05. Removal by Shareholders. Any director may be removed from
                -----------------------
office by vote of shareholders only upon the affirmative vote of the shareholders entitled to cast at least two-thirds of the votes which all shareholders would be entitled to cast at any annual election of directors and upon any additional vote of shareholders that may be required by law. No director elected by holders of the 4-1/2% Preferred Stock and the Series Preferred Stock of the Corporation or by the holders of the Preference Stock of the Corporation pursuant to the provisions of Article VI of the Articles of Incorporation may be removed pursuant to this Section 3.05.

  Section 3.06. Place of Meeting. The board of directors may hold its meetings
                ----------------
at such place or places within Pennsylvania, or elsewhere, as the board of directors may from time to time appoint, or as may be designated in the notice calling the meeting.

  Section 3.07. Organization Meeting. Immediately after each annual election
                --------------------
of directors or other meeting at which the entire board of directors is elected, the newly elected board of directors shall meet for the purpose of organization, election of officers, and the transaction of other business, at the place where said election of directors was held. Notice of such meeting need not be given. Such organization meeting may be held at any other time or place which shall be specified in a notice given as hereinafter provided for special meetings of the board of directors.

  Section 3.08. Regular Meetings. Regular meetings of the board of directors
                ----------------
shall be held at such time as shall be designated from time to time by the board of directors. At such meetings, the directors shall transact such business as may properly be brought before the meeting. Notice need not be given of regular meetings held at the registered office of the corporation. If held elsewhere, the notice requirements of Section 3.06 shall apply.

  Section 3.09. Special Meetings. Special meetings of the board of directors
                ----------------
shall be held whenever called by two or more of the directors or by the Chairman of the Board, if there be one, or, in the case of vacancy in the office or absence of the Chairman of the Board, the president. Notice of every special meeting of the board of directors shall be given to each director by telephone or in writing at least 24 hours (in the case of notice by telephone, telex, TWX or facsimile transmission) or 48 hours (in the case of notice by telegraph, courier service or express mail) or five days (in the case of notice by United States mail) before the time at which the meeting is to be held. Every such notice shall state the time and place of the meeting. Neither the business to be transacted at nor the purpose of any special meeting need be specified in a notice of the meeting.

  Section 3.10. Quorum, Manner of Acting, and Adjournment. A majority of the
                -----------------------------------------
directors in office shall be present at each meeting in order to constitute a quorum for the transaction of business. Except as otherwise provided in the Articles of Incorporation or by statute, the acts of a majority of the directors present at a meeting at which a quorum is present shall be the acts of the board of directors. In the absence of a quorum, a majority of the directors present may adjourn the meeting from time to time until a quorum be present, provided that the notice, if any, required by Sections 3.08 or 3.09 of this Article has been given. The directors shall act only as a board and the individual directors shall have no power as such, provided, however, that
                                                      --------  -------
any action which may be taken at a meeting of the board may be taken without a meeting if a consent or consents in writing setting forth the action so taken shall be signed by all of the directors and shall be filed with the secretary of the corporation.

  Section 3.11. Executive and Other Committees. The board of directors may, by
                ------------------------------
resolution adopted by a majority of the directors in office, establish an Executive Committee and one or more other committees. Any committee, to the extent provided in such resolution, shall have and may exercise all of the powers and authority of the board of directors, except that no committee shall have any power or authority as to the following:

    (1) The submission to shareholders of any action requiring approval of shareholders under the Business Corporation Law.

    (2) The creation or filling of vacancies in the board of directors.

    (3) The adoption, amendment or repeal of these bylaws.

    (4) The amendment or repeal of any resolution of the board of directors that by its terms is amendable or repealable only by the board.

    (5) Action on matters committed by a resolution of the board of directors to another committee of the board.

  A majority of the directors in office designated to a committee shall be present at each meeting in order to constitute a quorum for the transaction of business. The acts of a majority of the committee members present at a meeting at which a quorum is present shall be the acts of the committee. Any action which may be taken at a meeting of a committee may be taken without a meeting if a consent or consents in writing setting forth the action so taken shall be signed by all of the committee members and shall be filed with the secretary of the corporation.

  Each committee shall keep records of its proceedings.

  Section 3.12. Compensation. The board of directors shall have the authority
                ------------
to fix the compensation of directors for their services as directors. A director may be a salaried officer of the corporation, but no employee shall receive a salary for serving as a director.

  Section 3.13. Nominations for Election of Directors and Proposed Business to
                --------------------------------------------------------------
be Transacted.
-------------

    (a) Director Nominations. Except as otherwise provided in or fixed by or pursuant to the provisions of Article VI of the Articles of Incorporation, nominations for the election of directors may be made by the board of directors or a committee appointed by the board of directors or by any shareholder entitled to vote in the election of directors generally. However, any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice (meeting the requirements hereinafter set forth) of such shareholder's intent to make such nomination or nominations has been given by the shareholder and received by the secretary of the corporation in the manner and within the time specified by this Subsection. The notice shall be delivered to the secretary of the corporation not later than (i) with respect to an election to be held at an annual meeting of shareholders, 75 days in advance of the date of such meeting; provided,
                                                                --------
  however, that in the event that less than 85 days' notice or prior public
  -------
  disclosure of the date of the annual meeting is given, notice from the shareholders to be timely must be received not later than the tenth day following the date on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs, and
  (ii) with respect to an election to be held at a special meeting of shareholders for the election of directors, the close of business on the earlier of (A) the seventh day following the date on which notice of such meeting is first given to shareholders or (B) the fourth day prior to the meeting. In lieu of delivery to the secretary, the notice may be mailed to the secretary by certified mail, return receipt requested, but shall be deemed to have been given only upon actual receipt by the secretary. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the shareholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder; (d) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had proxies been solicited with respect to such nominee by the management or board of directors of the corporation; and (e) the consent of each nominee to serve as a director of the corporation if so elected. If a judge or judges of election shall not have been appointed pursuant to these bylaws, the presiding officer of the meeting may, if the facts warrant, determine and declare to the meeting that any nomination made at the meeting was not made in accordance with the procedures of this Subsection and, in such event, the nomination shall be disregarded. Any decision by the presiding officer of the meeting made in good faith shall be conclusive and binding upon all shareholders of the corporation for any purpose.

    (b) Proposed Business to be Transacted. Except as otherwise provided in
  Section 3.13(a) of these bylaws, at any annual meeting or special meeting of shareholders, only such business as is properly brought before the meeting in accordance with this Subsection may be transacted. To be properly brought before any meeting, any proposed business that is to be brought pursuant to this Subsection must be either (i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the board of directors, (ii) otherwise properly brought before the meeting by or at the direction of the board of directors, or (iii) in the case of an annual meeting of shareholders, otherwise properly brought before the meeting by a shareholder

  (x) who is a shareholder of record on the date of giving notice provided for in these bylaws and on the record date for the determination of shareholders entitled to vote at such annual meeting, and (y) who complies with the notice provisions set forth in this Subsection. For business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the secretary of the corporation. To be timely, a shareholder's notice must be delivered to the secretary of the corporation not later than 75 days in advance of the date of such meeting; provided, however, that in the event that less than 85
                   --------  -------
  days' notice or prior public disclosure of the date of the annual meeting is given, notice from the shareholders to be timely must be received not later than the tenth day following the date on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. In lieu of delivery to the secretary, the notice may be mailed to the secretary by certified mail, return receipt requested, but shall be deemed to have been given only upon actual receipt by the secretary. A shareholder's notice to the secretary of the corporation, as required by this Subsection, shall set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business,
  (iii) the class, series and number of shares of the corporation's stock which are beneficially owned by the shareholder, (iv) a description of all arrangements or understandings between such shareholder and any other person or persons (including their names) in connection with the proposal of such business by such shareholder in such business, (v) all other information which would be required to be included in a proxy statement or other filing required to be filed with the Securities and Exchange Commission if, with respect to any such item of business, such shareholder were a participant in a solicitation subject to Regulation 14A under the Securities Exchange Act of 1934, as amended, and (vi) a representation that such shareholder intends to appear in person or by proxy at the annual meeting of shareholders to bring such business before the meeting. Except as provided in Section 3.13(a) of these bylaws, notwithstanding anything in the bylaws to the contrary, no business shall be conducted at any meeting of shareholders except in accordance with the procedures set forth in this Subsection, provided, however, that nothing in this Subsection shall be
              --------  -------
  deemed to preclude discussion by any shareholders of any business properly brought before any such meeting. The presiding officer of a meeting may, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Subsection, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Any decision by the presiding officer of the meeting made in good faith shall be conclusive and binding upon all shareholders of the corporation for any purpose.

                                  ARTICLE IV

                           Notice--Waivers--Meetings

  Section 4.01 Manner of Giving Notice.
               -----------------------

  (a) General Rule. Whenever written notice is required to be given to any
      ------------
person under the provisions of the Articles of Incorporation, these bylaws, or the Business Corporation Law, it may be given to the person, either personally or by sending a copy thereof by first-class or express mail, postage prepaid, or by telegram (with messenger service specified), telex or TWX (with answerback received) or courier service, charges prepaid, or by facsimile transmission, to the address (or to the telex, TWX or facsimile transmission telephone number) of the person appearing on the books of the corporation or, in the case of directors, supplied by the director to the corporation for the purpose of notice. Notice of any regular or special meeting of the shareholders (or any other notice required by the Articles of Incorporation, these bylaws, or the Business Corporation Law to be given to all shareholders or to all holders of a class or series of shares) may be given by any class of mail, postage prepaid, if the notice is deposited in the United States mail at least 20 days prior to the day named for the meeting or any corporate or shareholder action specified in the notice.

  If the notice is sent by mail, telegraph or courier service, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with a telegraph office or courier service for delivery to that person or, in the case of telex or TWX, when dispatched or, in the case of facsimile transmission, when received. A notice of meeting shall specify the place, day and hour of the meeting and any other information required by any other provision of the Articles of Incorporation, these bylaws, or the Business Corporation Law.

  (b) Adjourned Shareholder Meetings. When a meeting of shareholders is
      ------------------------------
adjourned, it shall not be necessary to give any notice of the adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the board fixes a new record date for the adjourned meeting or the Business Corporation Law requires notice of the business to be transacted and such notice has not previously been given.

  Section 4.02. Waivers of Notice. Whenever any written notice is required to
                -----------------
be given under the provisions of the Articles of Incorporation, these bylaws, or the Business Corporation Law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Except in the case of a special meeting of shareholders, neither the business to be transacted at, nor the purpose of, the meeting need be specified in the waiver of notice of such meeting.

  Attendance of a person, either in person or by proxy, at any meeting, shall constitute a waiver of notice of such meeting, except where a person attends a meeting for the express purpose of objecting to the transaction of any business because the meeting was not lawfully called or convened.

  Section 4.03. Conference Telephone Meetings. One or more directors may
                -----------------------------
participate in a meeting of the board, or of a committee of the board, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this section shall constitute presence in person at such meeting.

                                   ARTICLE V

                                   Officers

  Section 5.01. Number, Qualifications and Designation. The officers of the
                --------------------------------------
corporation shall be a president, a secretary, a treasurer, one or more vice presidents (including executive vice presidents and senior vice presidents) and such other officers as the business of the corporation may require, including one or more assistant officers. In addition, the board of directors may elect from among its number a Chairman of the Board who, if so elected, may be chief executive officer of the corporation. One person may hold more than one office. Officers may but need not be directors or shareholders of the corporation.

  Section 5.02. Election and Term of Office. The officers of the corporation
                ---------------------------
shall be elected by the board of directors, and each such officer shall hold his office until the next annual organization meeting of the directors (which is held immediately following the annual meeting of shareholders), or until his death, resignation, or removal.

  Section 5.03. Resignations. Any officer may resign at any time by giving
                ------------
written notice to the board of directors, or to the Chairman of the Board, if there be one, or the President, or the secretary of the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

  Section 5.04. Removal. Any officer may be removed, either for or without
                -------
cause, by the board of directors whenever in the judgment of the board of directors the best interests of the corporation will be served thereby.

  Section 5.05. Vacancies. A vacancy in any office because of death,
                ---------
resignation, removal, disqualification, or any other cause, may be filled by the board of directors.

  Section 5.06. General Powers. All officers of the corporation as between
                --------------
themselves and the corporation, shall, respectively have such authority and perform such duties in the management of the property and affairs of the corporation as may be determined by resolution of the board of directors.

  Section 5.07. Compensation. The salaries or other compensation of the
                ------------
officers elected by the board of directors shall be fixed from time to time by the board of directors or in such manner as the board of directors shall from time to time provide.

  Section 5.08. Standard of Care. In lieu of the standards of conduct
                ----------------
otherwise provided by law, officers of the corporation shall be subject to the same standards of conduct, including standards of care and loyalty and rights of justifiable reliance, as shall at the time be applicable to directors of the corporation.

                                  ARTICLE VI

                     Certificates of Stock, Transfer, Etc.

  Section 6.01. Issuance. The share certificates of the corporation shall be
                --------
numbered and registered in the share register and transfer books of the corporation as they are issued. They shall be signed, by facsimile or otherwise, by the Chairman of the Board, if there be one, or the president or a vice president and by the secretary or an assistant secretary or the treasurer or an assistant treasurer, and shall bear the corporate seal, which may be a facsimile, engraved or printed. In case any officer, transfer agent or registrar who has signed or authenticated, or whose facsimile signature or authentication has been placed upon any share certificate shall have ceased to be such officer, transfer agent or registrar because of death, resignation or otherwise, before the certificate is issued, the certificate may be issued with the same effect as if the officer, transfer agent or registrar had not ceased to be such at the date of its issue.

  Section 6.02. Transfer. Transfers of shares shall be made on the books of
                --------
the corporation upon surrender of the certificates therefor, endorsed by the person named in the certificate or by an attorney lawfully constituted in writing.

  Section 6.03. Share Certificates. Certificates for shares of the corporation
                ------------------
shall be in such form as provided by statute and approved by the board of directors.

  Section 6.04. Lost, Stolen, Mutilated or Destroyed Certificates. In the
                -------------------------------------------------
event of loss, theft, mutilation or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the board of directors may have established concerning proof of such loss, theft, mutilation or destruction and concerning the giving, if required by such regulations, of a satisfactory bond or bonds of indemnity.

                                  ARTICLE VII

                 Indemnification of Directors, Officers, Etc.

  Section 7.01. Personal Liability of Directors.
                -------------------------------

  (a) To the fullest extent that the laws of the Commonwealth of Pennsylvania, as now in effect or as hereafter amended, permit elimination or limitation of the liability of directors, no director of the Company shall be personally liable for monetary damages as such for any action taken, or any failure to take any action, as a director.

  (b) Any amendment or repeal of this Section 7.01 which has the effect of increasing directors' liability shall operate prospectively only, and shall not affect any action taken, or any failure to act, prior to its adoption.

  Section 7.02. Indemnification of Directors and Officers.
                -----------------------------------------

  (a) Right to Indemnification. Except as prohibited by law, every director and officer of the Company shall be entitled as of right to be indemnified by the Company against reasonable expense and any liability paid or incurred by such person in connection with any actual or threatened claim, action, suit or proceeding, civil, criminal, administrative, investigative or other, whether brought by or in the right of the Company or otherwise, in which he or she may be involved, as a party or otherwise, by reason of such person being or having been a director or officer of the Company or by reason of the fact that such person is or was serving at the request of the Company as a director, officer, employee, fiduciary or other representative of another corporation, partnership, joint venture, trust, employee benefit plan or other entity (such claim, action, suit or proceeding hereinafter being referred to as "action"). Such indemnification shall include the right to have expenses incurred by such person in connection with an action paid in advance by the Company prior to final disposition of such action, subject to such conditions as may be prescribed by law. Persons who are not directors or officers of the Company may be similarly indemnified in respect of service to the Company or to another such entity at the request of the Company to the extent the Board of Directors at any time denominates such person as entitled to the benefits of this Section 7.02. As used herein, "expense" shall include fees and expenses of counsel selected by such person; and "liability" shall include amounts of judgments, excise taxes, fines and penalties, and amounts paid in settlement.

  (b) Right of Claimant to Bring Suit. If a claim under paragraph (a) of this
      -------------------------------
Section 7.02 is not paid in full by the Company within thirty days after a written claim has been received by the Company, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim, and, if successful in whole or in part, the claimant shall also be entitled to be paid the expense of prosecuting such claim. It shall be a defense to any such action that the conduct of the claimant was such that under Pennsylvania law the Company would be prohibited from indemnifying the claimant for the amount claimed, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including its Board of Directors, independent legal counsel and its shareholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because the conduct of the claimant was not such that indemnification would be prohibited by law, nor an actual determination by the Company (including its Board of Directors, independent legal counsel or its shareholders) that the conduct of the claimant was such that indemnification would be prohibited by law, shall be a defense to the action or create a presumption that the conduct of the claimant was such that indemnification would be prohibited by law.

  (c) Insurance and Funding. The Company may purchase and maintain insurance
      ---------------------
to protect itself and any person eligible to be indemnified hereunder against any liability or expense asserted or incurred by such person in connection with any action, whether or not the Company would have the power to indemnify such person against such liability or expense by law or under the provisions of this Section 7.02. The Company may create a trust fund, grant a security interest, cause a letter of credit to be issued or use other means (whether or not similar to the foregoing) to ensure the payment of such sums as may become necessary to effect indemnification as provided herein.

  (d) Non-Exclusivity; Nature and Extent of Rights. The right of
      --------------------------------------------
indemnification provided for herein (l) shall not be deemed exclusive of any other rights, whether now existing or hereafter created, to which those seeking indemnification hereunder may be entitled under any agreement, bylaw or charter provision, vote of shareholders or directors or otherwise, (2) shall be deemed to create contractual rights in favor of persons entitled to indemnification hereunder, (3) shall continue as to persons who have ceased to have the status pursuant to which they were entitled or were denominated as entitled to indemnification hereunder and shall inure to the benefit of the heirs and legal representatives of persons entitled to indemnification hereunder and (4) shall be applicable to actions, suits or proceedings commenced after the adoption hereof, whether arising from acts or omissions occurring before or after the adoption hereof. The right of indemnification provided for herein may not be amended, modified or repealed so as to limit in any way the indemnification provided for herein with respect to any acts or omissions occurring prior to the effective date of any such amendment, modification or repeal.

  Section 7.03. Indemnification of Persons Not Indemnified Under Section 7.02.
                -------------------------------------------------------------

  (a) Scope. The provisions of this Section 7.03 are applicable only to
      -----
employees and other authorized representatives of the corporation who are not entitled to the benefits of Section 7.02 pursuant to either the terms of
Section 7.02 or a resolution of the Board of Directors of this corporation.

  (b) Employees; Third Party Actions. The corporation shall indemnify any
      ------------------------------
employee of the corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was an authorized representative of the corporation (which, for the purposes of this Section 7.03, shall mean an employee or agent of the corporation, or a person who is or was serving at the request of the corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which that person reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

  (c) Employees; Derivative Actions. The corporation shall indemnify any
      -----------------------------
employee of the corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was an authorized representative of the corporation, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in, or not opposed to, the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation unless and only to the extent that the court of common pleas of the county in which the registered office of the corporation is located or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court of common pleas or such other court shall deem proper.

  (d) Other Authorized Representatives. To the extent that an authorized
      --------------------------------
representative of the corporation who is not an employee of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections (b) and (c) of this Section 7.03 or in defense of any claim, issue or matter therein, such person shall be indemnified by the corporation against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith. Such an authorized representative may, at the discretion of the corporation, be indemnified by the corporation in any other circumstances and to any extent if the corporation would be required by subsections (b) and (c) of this Section
7.03 to indemnify such person in such circumstances and to such extent if such person were or had been an employee of the corporation.

  (e) Procedure for Effecting Indemnification. Indemnification under
      ---------------------------------------
subsections (b), (c) or (d) of this Section 7.03 shall be made when ordered by a court (in which case the expenses, including attorneys' fees, of the authorized representative in enforcing such right of indemnification shall be added to and be included in the final judgment against the corporation) or shall be made upon a determination that indemnification of the authorized representative is required or proper in the circumstances because such person has met the applicable standard of conduct set forth in subsections (b) and
(c) of this Section 7.03. Such determination shall be made:

    (1) By the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or

    (2) If such a quorum is not obtainable, or, even if obtainable, a majority vote of a quorum of disinterested directors so direct, by independent legal counsel in a written opinion, or

    (3) By the shareholders.

  (f) Advancing Expenses. Expenses (including attorneys' fees) incurred in
      ------------------
defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding, upon receipt of an undertaking by or on behalf of an employee to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the corporation as required in this Section 7.03 or as authorized by law and may be paid by the corporation in advance on behalf of any other authorized representative when authorized by the board of directors upon receipt of a similar undertaking.

  (g) Non-Exclusivity; Nature and Extent of Rights. Each person who shall act
      --------------------------------------------
as an authorized representative of the corporation and who is not entitled to the benefits of Section 7.02, shall be deemed to be doing so in reliance upon such rights of indemnification as are provided in this Section 7.03.

  The indemnification provided by this Section 7.03 shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, vote of shareholders or disinterested directors, statute or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office or position, and shall continue as to a person who has ceased to be an authorized representative of the corporation and shall inure to the benefit of the heirs, executors and administrators of such a person.

                                 ARTICLE VIII

                                  Amendments

  Section 8.01. Amendment of Bylaws. The directors may make, amend, alter or
                -------------------
repeal these bylaws by a vote of the majority of the members of the board of directors at any regular or special meeting duly convened after notice of that purpose; subject, however, to the power of the shareholders to make, amend, and repeal these bylaws at any annual or special meeting duly convened after notice of that purpose.

                                  ARTICLE IX

                                 Separateness

  Section 9.01. Business Activities. The corporation shall engage, whether
                -------------------
directly or indirectly through subsidiaries only in (i) the electric transmission and distribution businesses and (ii) those business activities that are related to or arise out of its electric transmission and distribution businesses.

  Section 9.02. Separateness Provisions. (a) The funds and other assets of the
                -----------------------
corporation shall not be commingled with those of any other entity, and the corporation shall maintain its accounts separate from PPL Corporation, any other Affiliate of PPL Corporation and any other Person.

  (b) The corporation shall not hold itself out as being liable for the debts of PPL Corporation, any other Affiliate of PPL Corporation or any other Person, and shall conduct its own business in its own name.

  (c) The corporation shall act solely in its corporate name and through its duly authorized officers or agents in the conduct of its business, shall conduct its business so as not to mislead others as to the identity of the entity or assets with which they are concerned and shall otherwise hold itself out as a separate entity. The corporation shall correct any known misunderstanding regarding its separate identity.

  (d) The corporation shall maintain separate records, books of account and financial statements, and shall not commingle its records and books of account with the records and books of account of PPL Corporation, any other Affiliate of PPL Corporation or any other Person.

  (e) Whenever approval of the board of directors is required by the Articles of Incorporation or these bylaws or the Business Corporation Law of the Commonwealth of Pennsylvania for any corporate action of the corporation, such approval shall be obtained. The corporation shall observe all formalities required by the Articles of Incorporation and these bylaws and the Business Corporation Law.

  (f) The corporation shall at all times ensure that its capitalization is adequate in light of its business and purpose.

  (g) The corporation shall not guarantee or become obligated for the debts of PPL Corporation or any of PPL Corporations's other Affiliates or make its credit available to satisfy the obligations of, or pledge its assets for the benefit of, PPL Corporation or any of PPL Corporation's other Affiliates, with the exception of (i) any guarantee of the debts of an Affiliate of the corporation in effect as of the effective date of the corporation's Plan of Division or (ii) any guarantee of the debts of any direct or indirect subsidiary of the corporation.

  (h) The corporation shall pay its own liabilities out of its own funds.

  (i) The corporation shall maintain an arm's-length relationship with PPL Corporation and each other Affiliate of PPL Corporation.

  (j) The corporation shall allocate fairly and reasonably any overhead for office space shared with PPL Corporation or any other Affiliate of PPL Corporation.

  (k) The corporation shall use its own separate stationery, invoices, checks and other business forms.

  (l) To the extent permitted by law, until one year and one day after the Senior Secured Bonds of the corporation have been paid in full, the officers and directors shall make all decisions with respect to the business and daily operations of the corporation independent of, and not dictated by, PPL Corporation or any other Affiliate of PPL Corporation.

  Nothing in this Section 9.02 shall be construed to mean that the corporation may not commingle its funds with the funds of any special purpose subsidiary of the corporation in connection with the corporation acting as servicer or administrator for such subsidiary; that the corporation may not be treated as being the obligor on indebtedness of any special purpose subsidiary of the corporation for tax or financial accounting or reporting purposes; or that the assets and liabilities of the corporation may not be consolidated with its subsidiaries and/or with PPL Corporation and the other Affiliates of PPL Corporation for tax or financial accounting or reporting purposes.

  Failure of the corporation or any director or officer on behalf of the corporation to comply with any of the foregoing restrictions shall not affect the status of the corporation as a separate legal entity.

  Section 9.03. Director Actions. Without limiting the generality of Section
                ----------------
9.02, the corporation shall be operated in such a manner as the directors deem reasonable and necessary or appropriate to preserve the separateness of the corporation from the business of PPL Corporation, as the holder of the common stock of the corporation, or any other Affiliate thereof.

  Section 9.04. Definitions. Capitalized terms used in this Article IX and not
                -----------
defined in these Bylaws shall have the meanings specified in the Articles of Incorporation.

  Section 9.05. Amendment of Certain Provisions. The provisions of this
                -------------------------------
Article IX may be not amended, repealed or replaced without the prior unanimous approval of the directors, including the Independent Director.

                                                                      Exhibit C

                           ARTICLES OF INCORPORATION

                                      OF

                      NINTH STREET & HAMILTON CORPORATION

  ARTICLE I. The name of the Corporation is NINTH STREET & HAMILTON CORPORATION (the "Corporation").

  ARTICLE II. The location and post office address of the registered office of the Corporation in this Commonwealth is: Two North Ninth Street, Allentown, Pennsylvania 18101.

  ARTICLE III. The Corporation is incorporated under the provisions of the Pennsylvania Business Corporation Law of 1988, as amended (15 Pa. C.S. (S)(S) 1101 et seq.) (the "BCL"). The term for which the Corporation shall exist is perpetual.

  ARTICLE IV. The purpose of the Corporation is to engage in and to do any lawful business for which corporations may be incorporated under the BCL.

  ARTICLE V.

  Section 1. The aggregate number of shares which the Corporation shall have the authority to issue is 1,000 shares of Common Stock, without nominal or par value.

  Section 2. At any meeting of the shareholders, each holder of Common Stock shall be entitled to one vote per share. The shareholders of the Corporation shall not have the right to cumulate their votes for the election of directors of the Corporation.

  ARTICLE VI. The following provisions of the BCL shall not be applicable to the Corporation: 15 Pa.C.S. (S) 2538 (relating to approval of transactions with interested shareholders) and 15 Pa.C.S. Subchs. 25E-G (relating to control transactions, business combinations, control-share acquisitions and disgorgement by certain controlling shareholders following attempts to acquire control, respectively).

  ARTICLE VII. The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon shareholders herein are granted subject to this reservation.

                                                                      Exhibit D


               Directors of Ninth Street & Hamilton Corporation

                                 James E. Abel
                                John R. Biggar
                              Russell R. Clelland

          Independent Director of PPL Electric Utilities Corporation

                              [To be determined]

                                                                     Appendix B

                             PENNSYLVANIA STATUTES

    *** THIS DOCUMENT REFLECTS CHANGES RECEIVED THROUGH ACT NO. 2000-86 ***

                      PENNSYLVANIA CONSOLIDATED STATUTES

            TITLE 15. CORPORATIONS AND UNINCORPORATED ASSOCIATIONS

                             PART II. CORPORATIONS

                       SUBPART B. BUSINESS CORPORATIONS

              ARTICLE B. DOMESTIC BUSINESS CORPORATIONS GENERALLY

              CHAPTER 15. CORPORATE POWERS, DUTIES AND SAFEGUARDS

                        SUBCHAPTER D. DISSENTERS RIGHTS

                          15 Pa.C.S. (S) 1571 (2000)

[Pa.C.S.] (S) 1571. Application and effect of subchapter

  (a) General Rule.--Except as otherwise provided in subsection (b), any shareholder of a business corporation shall have the right to dissent from, and to obtain payment of the fair value of his shares in the event of, any corporate action, or to otherwise obtain fair value for his shares, where this part expressly provides that a shareholder shall have the rights and remedies provided in this subchapter. See:

  Section 1906(c) (relating to dissenters rights upon special treatment).

  Section 1930 (relating to dissenters rights).

  Section 1931(d) (relating to dissenters rights in share exchanges).

  Section 1932(c) (relating to dissenters rights in asset transfers).

  Section 1952(d) (relating to dissenters rights in division).

  Section 1962(c) (relating to dissenters rights in conversion).

  Section 2104(b) (relating to procedure).

  Section 2324 (relating to corporation option where a restriction on transfer of a security is held invalid).

  Section 2325(b) (relating to minimum vote requirement).

  Section 2704(c) (relating to dissenters rights upon election).

  Section 2705(d) (relating to dissenters rights upon renewal of election).

  Section 2907(a) (relating to proceedings to terminate breach of qualifying conditions).

  Section 7104(b)(3) (relating to procedure).

  (b) Exceptions.--

  (1) Except as otherwise provided in paragraph (2), the holders of the shares of any class or series of shares that, at the record date fixed to determine the shareholders entitled to notice of and to vote at the meeting at which a plan specified in any of section 1930, 1931(d), 1932(c) or 1952(d) is to be voted on, are either:

    (i) listed on a national securities exchange; or

    (ii) held of record by more than 2,000 shareholders;

shall not have the right to obtain payment of the fair value of any such shares under this subchapter.

  (2) Paragraph (1) shall not apply to and dissenters rights shall be available without regard to the exception provided in that paragraph in the case of:

    (i) Shares converted by a plan if the shares are not converted solely into shares of the acquiring, surviving, new or other corporation or solely into such shares and money in lieu of fractional shares.

    (ii) Shares of any preferred or special class unless the articles, the plan or the terms of the transaction entitle all shareholders of the class to vote thereon and require for the adoption of the plan or the effectuation of the transaction the affirmative vote of a majority of the votes cast by all shareholders of the class.

    (iii) Shares entitled to dissenters rights under section 1906(c) (relating to dissenters rights upon special treatment).

  (3) The shareholders of a corporation that acquires by purchase, lease, exchange or other disposition all or substantially all of the shares, property or assets of another corporation by the issuance of shares, obligations or otherwise, with or without assuming the liabilities of the other corporation and with or without the intervention of another corporation or other person, shall not be entitled to the rights and remedies of dissenting shareholders provided in this subchapter regardless of the fact, if it be the case, that the acquisition was accomplished by the issuance of voting shares of the corporation to be outstanding immediately after the acquisition sufficient to elect a majority or more of the directors of the corporation.

  (c) Grant of Optional Dissenters Rights.--The bylaws or a resolution of the board of directors may direct that all or a part of the shareholders shall have dissenters rights in connection with any corporate action or other transaction that would otherwise not entitle such shareholders to dissenters rights.

  (d) Notice of Dissenters Rights.--Unless otherwise provided by statute, if a proposed corporate action that would give rise to dissenters rights under this subpart is submitted to a vote at a meeting of shareholders, there shall be included in or enclosed with the notice of meeting:

  (1) a statement of the proposed action and a statement that the shareholders have a right to dissent and obtain payment of the fair value of their shares by complying with the terms of this subchapter; and

  (2) a copy of this subchapter.

  (e) Other Statutes.--The procedures of this subchapter shall also be applicable to any transaction described in any statute other than this part that makes reference to this subchapter for the purpose of granting dissenters rights.

  (f) Certain Provisions of Articles Ineffective.--This subchapter may not be relaxed by any provision of the articles.

  (g) Cross References.--See sections 1105 (relating to restriction on equitable relief), 1904 (relating to de facto transaction doctrine abolished) and 2512 (relating to dissenters rights procedure).

                          15 Pa.C.S. (S) 1572 (2000)

[Pa.C.S.] (S) 1572. Definitions

  The following words and phrases when used in this subchapter shall have the meanings given to them in this section unless the context clearly indicates otherwise:

  Corporation. The issuer of the shares held or owned by the dissenter before the corporate action or the successor by merger, consolidation, division, conversion or otherwise of that issuer. A plan of division may designate which of the resulting corporations is the successor corporation for the purposes of this subchapter. The successor corporation in a division shall have sole responsibility for payments to dissenters and other liabilities under this subchapter except as otherwise provided in the plan of division.

  Dissenter. A shareholder or beneficial owner who is entitled to and does assert dissenters rights under this subchapter and who has performed every act required up to the time involved for the assertion of those rights.

  Fair Value. The fair value of shares immediately before the effectuation of the corporate action to which the dissenter objects, taking into account all relevant factors, but excluding any appreciation or depreciation in anticipation of the corporate action.

  Interest. Interest from the effective date of the corporate action until the date of payment at such rate as is fair and equitable under all the circumstances, taking into account all relevant factors, including the average rate currently paid by the corporation on its principal bank loans.

                          15 Pa.C.S. (S) 1573 (2000)

[Pa.C.S.] (S) 1573. Record and beneficial holders and owners

  (a) Record Holders of Shares.--A record holder of shares of a business corporation may assert dissenters rights as to fewer than all of the shares registered in his name only if he dissents with respect to all the shares of the same class or series beneficially owned by any one person and discloses the name and address of the person or persons on whose behalf he dissents. In that event, his rights shall be determined as if the shares as to which he has dissented and his other shares were registered in the names of different shareholders.

  (b) Beneficial Owners of Shares.--A beneficial owner of shares of a business corporation who is not the record holder may assert dissenters rights with respect to shares held on his behalf and shall be treated as a dissenting shareholder under the terms of this subchapter if he submits to the corporation not later than the time of the assertion of dissenters rights a written consent of the record holder. A beneficial owner may not dissent with respect to some but less than all shares of the same class or series owned by the owner, whether or not the shares so owned by him are registered in his name.

                          15 Pa.C.S. (S) 1574 (2000)

[Pa.C.S.] (S) 1574. Notice of intention to dissent

  If the proposed corporate action is submitted to a vote at a meeting of shareholders of a business corporation, any person who wishes to dissent and obtain payment of the fair value of his shares must file with the corporation, prior to the vote, a written notice of intention to demand that he be paid the fair value for his shares if the proposed action is effectuated, must effect no change in the beneficial ownership of his shares from the date of such filing continuously through the effective date of the proposed action and must refrain from voting his shares in approval of such action. A dissenter who fails in any respect shall not acquire any right to payment of the fair value of his shares under this subchapter. Neither a proxy nor a vote against the proposed corporate action shall constitute the written notice required by this section.

                          15 Pa.C.S. (S) 1575 (2000)

[Pa.C.S.] (S) 1575. Notice to demand payment

  (a) General Rule.--If the proposed corporate action is approved by the required vote at a meeting of shareholders of a business corporation, the corporation shall mail a further notice to all dissenters who gave due notice of intention to demand payment of the fair value of their shares and who refrained from voting in favor of the proposed action. If the proposed corporate action is to be taken without a vote of shareholders, the corporation shall send to all shareholders who are entitled to dissent and demand payment of the fair value of their shares a notice of the adoption of the plan or other corporate action. In either case, the notice shall:

  (1) State where and when a demand for payment must be sent and certificates for certificated shares must be deposited in order to obtain payment.

  (2) Inform holders of uncertificated shares to what extent transfer of shares will be restricted from the time that demand for payment is received.

  (3) Supply a form for demanding payment that includes a request for certification of the date on which the shareholder, or the person on whose behalf the shareholder dissents, acquired beneficial ownership of the shares.

  (4) Be accompanied by a copy of this subchapter.

  (b) Time for Receipt of Demand for Payment.--The time set for receipt of the demand and deposit of certificated shares shall be not less than 30 days from the mailing of the notice.

                          15 Pa.C.S. (S) 1576 (2000)

[Pa.C.S.] (S) 1576. Failure to comply with notice to demand payment, etc.

  (a) Effect of Failure of Shareholder to Act.--A shareholder who fails to timely demand payment, or fails (in the case of certificated shares) to timely deposit certificates, as required by a notice pursuant to section 1575 (relating to notice to demand payment) shall not have any right under this subchapter to receive payment of the fair value of his shares.

  (b) Restriction on Uncertificated Shares.--If the shares are not represented by certificates, the business corporation may restrict their transfer from the time of receipt of demand for payment until effectuation of the proposed corporate action or the release of restrictions under the terms of section 1577(a) (relating to failure to effectuate corporate action).

  (c) Rights Retained by Shareholder.--The dissenter shall retain all other rights of a shareholder until those rights are modified by effectuation of the proposed corporate action.

                          15 Pa.C.S. (S) 1577 (2000)

[Pa.C.S.] (S) 1577. Release of restrictions or payment for shares

  (a) Failure to Effectuate Corporate Action.--Within 60 days after the date set for demanding payment and depositing certificates, if the business corporation has not effectuated the proposed corporate action, it shall return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment.

  (b) Renewal of Notice to Demand Payment.--When uncertificated shares have been released from transfer restrictions and deposited certificates have been returned, the corporation may at any later time send a new notice conforming to the requirements of section 1575 (relating to notice to demand payment), with like effect.

  (c) Payment of Fair Value of Shares.--Promptly after effectuation of the proposed corporate action, or upon timely receipt of demand for payment if the corporate action has already been effectuated, the corporation shall either remit to dissenters who have made demand and (if their shares are certificated) have deposited their certificates the amount that the corporation estimates to be the fair value of the shares, or give written notice that no remittance under this section will be made. The remittance or notice shall be accompanied by:

  (1) The closing balance sheet and statement of income of the issuer of the shares held or owned by the dissenter for a fiscal year ending not more than 16 months before the date of remittance or notice together with the latest available interim financial statements.

  (2) A statement of the corporation's estimate of the fair value of the shares.

  (3) A notice of the right of the dissenter to demand payment or supplemental payment, as the case may be, accompanied by a copy of this subchapter.

  (d) Failure to Make Payment.--If the corporation does not remit the amount of its estimate of the fair value of the shares as provided by subsection (c), it shall return any certificates that have been deposited and release uncertificated shares from any transfer restrictions imposed by reason of the demand for payment. The corporation may make a notation on any such certificate or on the records of the corporation relating to any such uncertificated shares that such demand has been made. If shares with respect to which notation has been so made shall be transferred, each new certificate issued therefor or the records relating to any transferred uncertificated shares shall bear a similar notation, together with the name of the original dissenting holder or owner of such shares. A transferee of such shares shall not acquire by such transfer any rights in the corporation other than those that the original dissenter had after making demand for payment of their fair value.

                          15 Pa.C.S. (S) 1578 (2000)

[Pa.C.S.] (S) 1578. Estimate by dissenter of fair value of shares

  (a) General Rule.--If the business corporation gives notice of its estimate of the fair value of the shares, without remitting such amount, or remits payment of its estimate of the fair value of a dissenter's shares as permitted by section 1577(c) (relating to payment of fair value of shares) and the dissenter believes that the amount stated or remitted is less than the fair value of his shares, he may send to the corporation his own estimate of the fair value of the shares, which shall be deemed a demand for payment of the amount or the deficiency.

  (b) Effect of Failure to File Estimate.--Where the dissenter does not file his own estimate under subsection (a) within 30 days after the mailing by the corporation of its remittance or notice, the dissenter shall be entitled to no more than the amount stated in the notice or remitted to him by the corporation.

                          15 Pa.C.S. (S) 1579 (2000)

[Pa.C.S.] (S) 1579. Valuation proceedings generally

  (a) General Rule.--Within 60 days after the latest of:

  (1) effectuation of the proposed corporate action;

  (2) timely receipt of any demands for payment under section 1575 (relating to notice to demand payment); or

  (3) timely receipt of any estimates pursuant to section 1578 (relating to estimate by dissenter of fair value of shares);

if any demands for payment remain unsettled, the business corporation may file in court an application for relief requesting that the fair value of the shares be determined by the court.

  (b) Mandatory Joinder of Dissenters.--All dissenters, wherever residing, whose demands have not been settled shall be made parties to the proceeding as in an action against their shares. A copy of the application shall be served on each such dissenter. If a dissenter is a nonresident, the copy may be served on him in the manner provided or prescribed by or pursuant to 42 Pa.C.S. Ch. 53 (relating to bases of jurisdiction and interstate and international procedure).

  (c) Jurisdiction of the Court.--The jurisdiction of the court shall be plenary and exclusive. The court may appoint an appraiser to receive evidence and recommend a decision on the issue of fair value. The appraiser shall have such power and authority as may be specified in the order of appointment or in any amendment thereof.

  (d) Measure of Recovery.--Each dissenter who is made a party shall be entitled to recover the amount by which the fair value of his shares is found to exceed the amount, if any, previously remitted, plus interest.

  (e) Effect of Corporation's Failure to File Application.--If the corporation fails to file an application as provided in subsection (a), any dissenter who made a demand and who has not already settled his claim against the corporation may do so in the name of the corporation at any time within 30 days after the expiration of the 60-day period. If a dissenter does not file an application within the 30-day period, each dissenter entitled to file an application shall be paid the corporation's estimate of the fair value of the shares and no more, and may bring an action to recover any amount not previously remitted.

                          15 Pa.C.S. (S) 1580 (2000)

[Pa.C.S.] (S) 1580. Costs and expenses of valuation proceedings

  (a) General Rule.--The costs and expenses of any proceeding under section 1579 (relating to valuation proceedings generally), including the reasonable compensation and expenses of the appraiser appointed by the court, shall be determined by the court and assessed against the business corporation except that any part of the costs and expenses may be apportioned and assessed as the court deems appropriate against all or some of the dissenters who are parties and whose action in demanding supplemental payment under section 1578 (relating to estimate by dissenter of fair value of shares) the court finds to be dilatory, obdurate, arbitrary, vexatious or in bad faith.

  (b) Assessment of Counsel Fees and Expert Fees Where Lack of Good Faith Appears.--Fees and expenses of counsel and of experts for the respective parties may be assessed as the court deems appropriate against the corporation and in favor of any or all dissenters if the corporation failed to comply substantially with the requirements of this subchapter and may be assessed against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted in bad faith or in a dilatory, obdurate, arbitrary or vexatious manner in respect to the rights provided by this subchapter.

  (c) Award of Fees for Benefits to Other Dissenters.--If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and should not be assessed against the corporation, it may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

  For any questions you may have or additional information you may require about your account, change in stock ownership, dividend payments and the reinvestment of dividends, please call the Shareowner Information Line, or write to:

                     Manager--Investor Services Department
                           PPL Services Corporation
                       Two North Ninth Street (GENTW14)
                              Allentown, PA 18101

                   Shareowner Information Line: 800-345-3085